UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2013

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Fund and MFS Emerging Markets Debt Local Currency Fund. The remaining series of the Registrant have a fiscal year end other than July 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

July 31, 2013

MFS® EMERGING MARKETS DEBT FUND

EMD-ANN

MFS® EMERGING MARKETS DEBT FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to grow, albeit at a modest pace, possibly helping to gently lift other regions out of a prolonged slump. The resilience of the U.S. housing market and improved jobs picture continues to offset the drag created by the government’s sequestration and rise in taxes. Going forward, much could hinge on how much cooperation and bipartisanship the U.S. Congress can achieve, as yet another fiscal showdown looms later in 2013.

China is shifting gears from being the engine of global growth because of its rapid consumption of commodities. Commodity-exporting countries are feeling the squeeze from China’s economic focus being turned toward domestic consumers and its overall pace of growth slowing. Japan’s recent economic reports indicate that its 15-year period of stagnant growth and deflation could be ending, while the eurozone is showing signs of a pickup in economic growth after two years of recession. These recent positive signs in Japan and Europe point to a possible broadening base of global growth that could help take the burden off China and the United States as the main engines of global activity.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

September 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Sovereign Emerging Markets	50.9%
Other Government Entity-Emerging Markets Quasi Government	20.4%
Emerging Markets Corporate Bonds	19.2%
U.S. Government Securities Hedge (t)	2.2%
Sovereign Developed Markets	1.1%
Developed Markets Corporate Bonds	0.6%
Supranational	0.2%

Composition including fixed income credit quality (a)(i)
AA	0.4%
A	3.9%
BBB	49.0%
BB	19.3%
B	18.8%
CCC	0.1%
U.S. Government	1.3%
Not Rated	1.8%
Cash & Other	5.4%

Portfolio facts (i)
Average Duration (d)	6.6
Average Effective Maturity (m)	10.0 yrs.

Issuer country weightings (i)(x)
Russia	11.1%
Venezuela	9.5%
Mexico	9.5%
United States	7.6%
Turkey	7.1%
Brazil	6.9%
Indonesia	6.3%
Philippines	3.7%
Kazakhstan	3.3%
Other Countries	35.0%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds U.S. Treasury bonds and U.S. Treasury futures contracts with a bond equivalent exposure of 2.2%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 7/31/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2013, Class A shares of the MFS Emerging Markets Debt Fund (“fund”) provided a total return of –0.65%, at net asset value. This compares with a return of –1.73% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the Federal Reserve Bank (“Fed”) (through a third round of quantitative easing) and the European Central Bank (“ECB”) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the Fed caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Factors Affecting Performance

Relative to the JPMorgan Emerging Markets Bond Index Global, strong bond selection, most notably in Brazil and Mexico, boosted relative results. Favorable bond selection in Peru and Columbia also benefited relative performance.

Not holding Lebanese bonds, and an underweight exposure to Hungarian issues, held back relative results as both market segments outperformed the benchmark over the reporting period.

Respectfully,

Ward Brown	Matthew Ryan
Portfolio Manager	Portfolio Manager

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 7/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	3/17/98	(0.65)%	8.59%	9.87%	N/A
B	5/31/02	(1.44)%	7.79%	9.07%	N/A
C	5/31/02	(1.44)%	7.76%	9.05%	N/A
I	3/17/98	(0.48)%	8.82%	10.13%	N/A
R1	12/01/08	(1.44)%	N/A	N/A	13.25%
R2	12/01/08	(0.94)%	N/A	N/A	13.80%
R3	12/01/08	(0.71)%	N/A	N/A	14.09%
R4	12/01/08	(0.46)%	N/A	N/A	14.37%
R5	5/01/06	(0.37)%	8.79%	N/A	8.18%
Comparative Benchmark
JPMorgan Emerging Markets Bond Index Global (f)		(1.73)%	8.59%	9.35%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		(5.37)%	7.54%	9.34%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(5.20)%	7.49%	9.07%	N/A
C With CDSC (1% for 12 months) (x)		(2.39)%	7.76%	9.05%	N/A

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No Comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary).
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2013 through July 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2013 through July 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/13	Ending Account Value 7/31/13	Expenses Paid During Period (p) 2/01/13-7/31/13
A	Actual	1.18%	$1,000.00	$938.37	$5.67
	Hypothetical (h)	1.18%	$1,000.00	$1,018.94	$5.91
B	Actual	1.93%	$1,000.00	$935.12	$9.26
	Hypothetical (h)	1.93%	$1,000.00	$1,015.22	$9.64
C	Actual	1.93%	$1,000.00	$935.01	$9.26
	Hypothetical (h)	1.93%	$1,000.00	$1,015.22	$9.64
I	Actual	0.93%	$1,000.00	$939.36	$4.47
	Hypothetical (h)	0.93%	$1,000.00	$1,020.18	$4.66
R1	Actual	1.93%	$1,000.00	$935.11	$9.26
	Hypothetical (h)	1.93%	$1,000.00	$1,015.22	$9.64
R2	Actual	1.43%	$1,000.00	$936.87	$6.87
	Hypothetical (h)	1.43%	$1,000.00	$1,017.70	$7.15
R3	Actual	1.19%	$1,000.00	$938.38	$5.72
	Hypothetical (h)	1.19%	$1,000.00	$1,018.89	$5.96
R4	Actual	0.93%	$1,000.00	$939.57	$4.47
	Hypothetical (h)	0.93%	$1,000.00	$1,020.18	$4.66
R5	Actual	0.81%	$1,000.00	$940.12	$3.90
	Hypothetical (h)	0.81%	$1,000.00	$1,020.78	$4.06

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

7/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 90.2%
Issuer	Shares/Par	Value ($)
Angola - 0.3%
Northern Lights III B.V., 7%, 2019	$19,815,000	$21,152,513

Argentina - 0.9%
Republic of Argentina, 7%, 2015	$56,714,000	$52,079,207
Republic of Argentina, FRN, 8.28%, 2033	11,891,465	6,986,236

		$59,065,443
Azerbaijan - 0.3%
State Oil Company of Azerbaijan Republic, 4.75%, 2023	$22,756,000	$21,106,190

Bahrain - 0.2%
Kingdom of Bahrain, 6.125%, 2023 (z)	$16,409,000	$16,508,301

Brazil - 6.0%
Banco do Brasil S.A., 5.875%, 2022	$2,556,000	$2,453,760
Banco do Brasil S.A., 5.875%, 2023 (n)	14,515,000	13,999,718
Banco do Brasil S.A., FRN, 6.25%, 2049 (n)	16,885,000	14,014,550
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2022 (n)	27,846,000	28,159,268
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	15,993,000	16,232,895
Banco do Nordeste do Brasil (BNB), 4.375%, 2019 (n)	15,067,000	14,407,819
Brazil Minas SPE, 5.333%, 2028 (z)	14,455,000	13,876,800
BRF S.A., 5.875%, 2022	6,572,000	6,670,580
BRF S.A., 3.95%, 2023 (n)	11,517,000	9,904,620
Caixa Economica Federal, 3.5%, 2022 (n)	16,224,000	13,547,040
Cosan Ltd., 7%, 2017	12,723,000	14,122,530
Cosan Luxembourg S.A., 5%, 2023 (n)	12,302,000	11,533,125
Federative Republic of Brazil, 8.25%, 2034	17,621,000	22,907,300
Federative Republic of Brazil, 5.625%, 2041	17,209,000	16,993,888
Fibria Overseas Finance Ltd., 7.5%, 2020	4,235,000	4,637,325
Fibria Overseas Finance Ltd., 6.75%, 2021	15,470,000	16,862,300
Globo Comunicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049 (n)	6,747,000	7,016,880
Globo Comunicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049	17,556,000	18,258,240
Globo Comunicacoes e Participacoes S.A., 4.875%, 2022 (n)	3,427,000	3,384,163
Marfrig Holding Europe B.V., 9.875%, 2017 (n)	15,705,000	15,862,050
Marfrig Overseas Ltd., 9.5%, 2020	6,733,000	6,665,670
Odebrecht Finance Ltd., 7.125%, 2042	600,000	585,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Brazil - continued
Odebrecht Finance Ltd., 7.125%, 2042 (n)	$19,643,000	$19,151,925
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 2022 (z)	24,322,000	24,273,356
Petrobras International Finance Co., 7.875%, 2019	4,255,000	4,871,111
Petrobras International Finance Co., 5.375%, 2021	10,569,000	10,524,980
Qgog Constellation S.A., 6.25%, 2019 (n)	20,752,000	19,714,400
Rearden G Holdings Eins GmbH, 7.875%, 2020	16,148,000	16,551,700
Ultrapetrol (Bahamas) Ltd., 8.875%, 2021 (n)	8,857,000	9,034,140
Vale Overseas Ltd., 4.375%, 2022	26,375,000	24,984,378

		$401,201,511
Canada - 0.3%
First Quantum Minerals Ltd., 7.25%, 2019	$2,045,000	$1,993,875
First Quantum Minerals Ltd., 7.25%, 2019 (n)	14,376,000	14,016,600
IAMGOLD Corp., 6.75%, 2020 (n)	1,427,000	1,212,950
IAMGOLD Corp., 6.75%, 2020	4,308,000	3,661,800

		$20,885,225
Chile - 1.9%
Automotores Gildemeister S.A., 8.25%, 2021 (n)	$2,813,000	$2,250,400
Automotores Gildemeister S.A., 8.25%, 2021	8,036,000	6,428,800
Banco de Credito e Inversiones, 4%, 2023 (n)	7,868,000	7,208,787
Banco de Credito e Inversiones, 3%, 2017 (n)	4,594,000	4,525,559
Cencosud S.A., 4.875%, 2023	750,000	716,127
Cencosud S.A., 4.875%, 2023 (n)	17,919,000	17,109,706
CorpBanca, 3.125%, 2018	14,904,000	13,807,215
E.CL S.A., 5.625%, 2021	18,206,000	18,913,176
Empresa Nacional del Petroleo, 6.25%, 2019	6,492,000	7,062,361
Falabella S.A., 3.75%, 2023 (n)	10,223,000	9,310,863
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)	9,697,000	10,199,130
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020	12,297,000	12,933,763
Transelec S.A., 4.625%, 2023 (z)	17,201,000	17,016,369

		$127,482,256
China - 2.3%
Baidu, Inc., 3.5%, 2022	$17,418,000	$15,900,474
CNOOC Finance (2013) Ltd., 3%, 2023	15,234,000	13,869,689
CNPC General Capital Ltd., 3.4%, 2023 (n)	17,648,000	16,554,565
CNPC General Capital Ltd., 3.95%, 2022 (n)	17,047,000	16,770,685
Hyva Global B.V., 8.625%, 2016 (n)	7,035,000	6,384,263
Hyva Global B.V., 8.625%, 2016	10,596,000	9,615,870
Sinopec Capital (2013) Ltd., 3.125%, 2023 (n)	16,214,000	14,612,689
Sinopec Capital (2013) Ltd., 4.25%, 2043 (n)	13,569,000	11,439,183
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 2022 (n)	9,703,000	9,502,206

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
China - continued
State Grid Overseas Investment (2013) Ltd., 3.125%, 2023 (n)		$12,409,000	$11,570,735
Tencent Holdings Ltd., 3.375%, 2018 (n)		17,571,000	17,744,742
Yingde Gases Group Co. Ltd., 8.125%, 2018 (n)		12,926,000	13,184,520

			$157,149,621
Colombia - 2.7%
Banco GNB Sudameris S.A., 3.875%, 2018 (n)		$15,135,000	$14,189,063
Bancolombia S.A., 5.125%, 2022		14,648,000	13,622,640
Bancolombia S.A., 5.95%, 2021		3,545,000	3,695,663
Ecopetrol S.A., 7.625%, 2019		23,599,000	28,082,810
Empresa de Energia de Bogota S.A., 6.125%, 2021 (n)		5,196,000	5,520,750
Empresa de Telecomunicaciones de Bogota S.A., 7%, 2023 (n)	COP	22,118,000,000	10,330,877
Grupo Aval Ltd., 4.75%, 2022 (n)		$16,081,000	15,216,646
Millicom International Cellular S.A., 4.75%, 2020 (n)		9,508,000	9,222,760
Pacific Rubiales Energy Corp., 5.125%, 2023 (n)		23,735,000	22,382,105
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)		22,145,000	23,805,875
Republic of Colombia, 8.125%, 2024		5,375,000	7,081,563
Republic of Colombia, 7.375%, 2037		5,485,000	6,938,525
Republic of Colombia, 6.125%, 2041		18,384,000	20,130,480
Republic of Colombia, 4.375%, 2021		1,936,000	2,003,760

			$182,223,517
Costa Rica - 0.3%
Instituto Costarricense, 6.375%, 2043 (n)		$10,602,000	$9,594,810
Republic of Costa Rica, 4.375%, 2025 (n)		11,135,000	10,327,713

			$19,922,523
Cote d’Ivoire - 0.6%
Ivory Coast, 7.099%, 2032		$47,044,000	$41,398,720

Croatia - 1.4%
Republic of Croatia, 5.5%, 2023 (n)		$47,382,000	$46,908,180
Republic of Croatia, 6.25%, 2017		800,000	853,160
Republic of Croatia, 6.625%, 2020		12,308,000	13,231,100
Republic of Croatia, 6.375%, 2021		19,258,000	20,369,187
Republic of Croatia, 6.25%, 2017 (n)		13,950,000	14,876,978

			$96,238,605
Dominican Republic - 1.9%
Banco de Reservas de La Republica Dominicana, 7%, 2023 (n)		$18,835,000	$18,646,650
Dominican Republic, 5.875%, 2024		17,306,000	16,700,290

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Dominican Republic - continued
Dominican Republic, 5.875%, 2024 (n)	$34,262,000	$33,062,830
Dominican Republic, 8.625%, 2027	17,528,000	19,587,540
Dominican Republic, 7.5%, 2021 (n)	11,397,000	12,308,760
Dominican Republic, 7.5%, 2021	23,058,000	24,902,640

		$125,208,710
El Salvador - 0.3%
Republic of El Salvador, 7.75%, 2023	$6,963,000	$7,763,745
Republic of El Salvador, 7.375%, 2019 (n)	3,416,000	3,834,460
Republic of El Salvador, 7.375%, 2019	500,000	561,250
Republic of El Salvador, 5.875%, 2025 (n)	7,867,000	7,788,330
Republic of El Salvador, 5.875%, 2025	800,000	792,000

		$20,739,785
Georgia - 0.1%
JSC Georgian Railway, 7.75%, 2022 (n)	$3,903,000	$4,264,028
Republic of Georgia, 6.875%, 2021 (n)	4,495,000	4,905,169

		$9,169,197
Guatemala - 1.1%
Central American Bottling Corp., 6.75%, 2022 (n)	$15,136,000	$15,703,600
Industrial Senior Trust, 5.5%, 2022 (n)	16,773,000	15,934,350
Republic of Guatemala, 4.875%, 2028 (n)	16,562,000	15,444,065
Republic of Guatemala, 5.75%, 2022 (n)	24,157,000	25,123,280

		$72,205,295
Hungary - 2.9%
Magyar Export-Import Bank, 5.5%, 2018	$18,759,000	$18,482,761
Magyar Export-Import Bank, 5.5%, 2018 (n)	27,491,000	27,086,176
Republic of Hungary, 5.375%, 2023	64,738,000	61,743,868
Republic of Hungary, 6.25%, 2020	14,131,000	14,908,205
Republic of Hungary, 6.375%, 2021	61,078,000	63,765,432
Republic of Hungary, 7.625%, 2041	9,714,000	10,199,700

		$196,186,142
Iceland - 0.5%
Republic of Iceland, 5.875%, 2022 (n)	$17,084,000	$17,724,650
Republic of Iceland, 5.875%, 2022	15,300,000	15,873,750

		$33,598,400
India - 0.3%
Bharti Airtel International Co., 5.125%, 2023 (n)	$10,409,000	$9,680,370
Rolta LLC, 10.75%, 2018 (n)	13,367,000	13,099,660

		$22,780,030

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Indonesia - 5.9%
Listrindo Capital B.V., 6.95%, 2019 (n)	$5,386,000	$5,682,230
Majapahit Holding B.V., 7.75%, 2020	16,495,000	18,391,925
Pertamina PT, 5.625%, 2043 (n)	16,671,000	13,670,220
Pertamina PT, 4.3%, 2023 (n)	15,092,000	13,545,070
Pertamina PT, 5.25%, 2021 (n)	5,636,000	5,523,280
Pertamina PT, 4.875%, 2022 (n)	10,224,000	9,712,800
Pertamina PT, 6%, 2042 (n)	6,262,000	5,400,975
Pertamina PT, 5.25%, 2021	7,867,000	7,709,660
Pertamina PT, 6%, 2042	5,132,000	4,426,350
PT Perusahaan Listrik Negara, 5.5%, 2021 (n)	7,348,000	7,274,520
Republic of Indonesia, 5.375%, 2023 (z)	45,022,000	45,753,608
Republic of Indonesia, 8.5%, 2035	12,667,000	16,277,095
Republic of Indonesia, 3.375%, 2023 (n)	9,992,000	8,767,980
Republic of Indonesia, 6.875%, 2018 (n)	2,708,000	3,066,810
Republic of Indonesia, 6.875%, 2018	19,122,000	21,655,665
Republic of Indonesia, 11.625%, 2019 (n)	5,499,000	7,533,630
Republic of Indonesia, 11.625%, 2019	8,716,000	11,940,920
Republic of Indonesia, 5.875%, 2020 (n)	8,481,000	9,223,088
Republic of Indonesia, 5.875%, 2020	40,749,000	44,314,538
Republic of Indonesia, 4.875%, 2021 (n)	40,249,000	40,852,735
Republic of Indonesia, 4.875%, 2021	68,462,000	69,488,930
Republic of Indonesia, 3.75%, 2022 (n)	11,397,000	10,485,240
Republic of Indonesia, 3.75%, 2022	17,534,000	16,131,280

		$396,828,549
Israel - 0.6%
Altice Financing S.A., 7.875%, 2019 (n)	$459,000	$488,835
Israel Electric Corp. Ltd., 6.875%, 2023 (n)	17,807,000	18,430,245
Israel Electric Corp. Ltd., 5.625%, 2018 (n)	19,233,000	19,713,825
Israel Electric Corp. Ltd., 6.7%, 2017 (n)	2,611,000	2,787,243

		$41,420,148
Jamaica - 0.4%
Digicel Group Ltd., 6%, 2021 (n)	$8,311,000	$8,144,780
Digicel Group Ltd., 8.25%, 2020 (n)	7,595,000	8,164,625
Digicel Group Ltd., 8.25%, 2017 (n)	4,779,000	4,982,108
Digicel Group Ltd., 8.25%, 2017	4,363,000	4,548,428

		$25,839,941
Kazakhstan - 3.3%
Development Bank of Kazakhstan, 4.125%, 2022	$34,436,000	$31,078,490
Development Bank of Kazakhstan, 4.125%, 2022 (n)	35,604,000	32,132,610
Halyk Savings Bank of Kazakhstan B.V., 7.25%, 2017	9,439,000	9,983,630
KazAgro National Management Holding, 4.625%, 2023 (n)	77,312,000	70,933,760

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Kazakhstan - continued
Kazakhstan Temir Zholy Co., 6.375%, 2020		$3,005,000	$3,297,988
Kazakhstan Temir Zholy Co., 6.95%, 2042		6,132,000	6,254,640
Kazakhstan Temir Zholy Co., 6.95%, 2042 (n)		12,646,000	12,898,920
Kazatomprom, 6.25%, 2015 (n)		7,325,000	7,691,250
Kazatomprom, 6.25%, 2015		650,000	682,500
KazMunayGas National Co., 4.4%, 2023 (n)		29,409,000	27,240,086
KazMunayGas National Co., 5.75%, 2043 (n)		22,584,000	19,871,662

			$222,065,536
Latvia - 0.6%
Republic of Latvia, 5.25%, 2017 (n)		$16,108,000	$17,500,569
Republic of Latvia, 5.25%, 2021		15,742,000	17,001,360
Republic of Latvia, 5.25%, 2017		4,315,000	4,688,040

			$39,189,969
Lithuania - 0.8%
Republic of Lithuania, 6.625%, 2022		$2,000,000	$2,345,000
Republic of Lithuania, 6.125%, 2021 (n)		18,374,000	20,854,490
Republic of Lithuania, 6.625%, 2022 (n)		20,970,000	24,587,325
Republic of Lithuania, 6.125%, 2021		2,476,000	2,810,260

			$50,597,075
Malaysia - 0.6%
Petronas Capital Ltd., 5.25%, 2019 (n)		$6,525,000	$7,274,285
Petronas Capital Ltd., 5.25%, 2019		29,410,000	32,787,239

			$40,061,524
Mexico - 9.4%
America Movil S.A.B. de C.V., 6.45%, 2022	MXN	126,330,000	$9,462,345
Banco Santander S.A., 4.125%, 2022 (n)		$12,405,000	11,521,144
BBVA Bancomer S.A. de C.V., 6.5%, 2021 (n)		7,432,000	7,822,180
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)		15,151,000	16,097,938
BBVA Bancomer S.A. de C.V., 6.75%, 2022		10,797,000	11,471,813
CEMEX Finance LLC, 9.5%, 2016		9,934,000	10,579,710
CEMEX S.A.B. de C.V., 9%, 2018 (n)		3,502,000	3,808,425
CEMEX S.A.B. de C.V., 9.25%, 2020		7,207,000	7,873,648
Comision Federal de Electricidad, 4.875%, 2021 (n)		11,546,000	12,065,570
Comision Federal de Electricidad, 5.75%, 2042 (n)		13,836,000	13,144,200
Comision Federal de Electricidad, 4.875%, 2021		4,600,000	4,807,000
Empresas ICA S.A.B. de C.V., 8.9%, 2021		12,693,000	11,804,490
Empresas ICA S.A.B. de C.V., 8.375%, 2017		3,414,000	3,262,077
Empresas ICA S.A.B. de C.V., 8.375%, 2017 (n)		7,364,000	7,036,302
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2020 (n)		14,837,000	15,356,295

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Mexico - continued
Grupo KUO S.A.B de C.V., 6.25%, 2022		$597,000	$602,970
Grupo KUO S.A.B de C.V., 6.25%, 2022 (n)		13,232,000	13,364,320
Grupo Posadas S.A.B. de C.V., 7.875%, 2017		2,500,000	2,575,000
Grupo Posadas S.A.B. de C.V., 7.875%, 2017 (n)		15,881,000	16,357,430
Grupo Televisa S.A.B., 7.25%, 2043	MXN	79,340,000	5,268,620
Mexichem S.A.B. de C.V., 6.75%, 2042 (n)		$2,017,000	1,931,278
Mexichem S.A.B. de C.V., 6.75%, 2042		4,898,000	4,689,835
Pemex Project Funding Master Trust, 6.625%, 2035		10,873,000	11,634,110
Pemex Project Funding Master Trust, 5.75%, 2018		12,431,000	13,798,410
Pemex Project Funding Master Trust, 6.625%, 2038		8,801,000	9,395,068
Petroleos Mexicanos, 4.875%, 2024 (z)		12,584,000	12,709,840
Petroleos Mexicanos, 6%, 2020		14,514,000	16,219,395
Petroleos Mexicanos, 5.5%, 2021		6,333,000	6,823,808
Petroleos Mexicanos, 6.5%, 2041		5,145,000	5,412,540
Petroleos Mexicanos, FRN, 2.286%, 2018 (z)		12,881,000	13,203,025
Red de Carreteras de Occidente SAPIB de C.V., 9%, 2028 (n)	MXN	333,510,000	23,823,049
United Mexican States, 6.05%, 2040		$13,484,000	14,967,240
United Mexican States, 5.95%, 2019		12,936,000	14,973,420
United Mexican States, 5.125%, 2020		106,581,000	118,624,653
United Mexican States, 5.75%, 2049		12,733,000	11,905,355
United Mexican States, 3.625%, 2022		166,212,000	164,549,880

			$628,942,383
Nigeria - 0.5%
Afren PLC, 11.5%, 2016 (n)		$5,923,000	$6,855,873
Afren PLC, 10.25%, 2019 (n)		11,367,000	13,100,468
Republic of Nigeria, 6.375%, 2023 (z)		13,221,000	13,452,368

			$33,408,709
Pakistan - 0.2%
Islamic Republic of Pakistan, 7.875%, 2036		$11,117,000	$9,143,733
Islamic Republic of Pakistan, 6.875%, 2017		7,492,000	7,229,780

			$16,373,513
Panama - 1.0%
AES El Salvador S.A. de C.V., 6.75%, 2023 (n)		$10,077,000	$9,868,277
Panama Canal Railway Co., 7%, 2026 (n)		1,090,620	1,057,901
Panama Canal Railway Co., 7%, 2026		5,232,348	5,075,378
Republic of Panama, 7.125%, 2026		5,273,000	6,512,155
Republic of Panama, 8.875%, 2027		7,832,000	10,964,800
Republic of Panama, 6.7%, 2036		13,663,000	16,122,340
Republic of Panama, 9.375%, 2029		8,804,000	12,897,860

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Panama - continued
Republic of Panama, 5.2%, 2020	$6,268,000	$6,941,810

		$69,440,521
Paraguay - 0.7%
Republic of Paraguay, 4.625%, 2023	$5,753,000	$5,292,760
Republic of Paraguay, 4.625%, 2023 (n)	22,038,000	20,274,960
Telefonica Celular del Paraguay S.A., 6.75%, 2022 (n)	17,419,000	18,159,308
Telefonica Celular del Paraguay S.A., 6.75%, 2022	1,527,000	1,591,898

		$45,318,926
Peru - 2.4%
Ajecorp B.V., 6.5%, 2022	$500,000	$511,250
Ajecorp B.V., 6.5%, 2022 (n)	16,370,000	16,738,325
Banco de Credito del Peru, 5.375%, 2020	3,261,000	3,358,830
Banco de Credito del Peru, 6.125% to 2022, FRN to 2027 (n)	15,559,000	15,559,000
Banco de Credito del Peru, FRN, 6.125%, 2027	1,659,000	1,659,000
BBVA Banco Continental S.A., 5%, 2022 (n)	17,298,000	16,952,040
BBVA Banco Continental S.A., 5%, 2022	3,235,000	3,170,300
Cementos Pacasmayo S.A.A., 4.5%, 2023	13,448,000	12,506,640
Corporacion Financiera de Desarrollo S.A., 4.75%, 2022 (n)	19,772,000	19,722,570
Corporacion Lindley S.A., 4.625%, 2023 (n)	6,979,000	6,630,050
Corporacion Lindley S.A., 6.75%, 2021 (n)	6,798,000	7,477,800
El Fondo Mivivienda S.A., 3.5%, 2023	893,000	799,235
El Fondo Mivivienda S.A., 3.5%, 2023 (n)	7,328,000	6,558,560
Ferreycorp S.A.A., 4.875%, 2020 (n)	15,091,000	14,223,268
IIRSA Norte Finance Ltd., 8.75%, 2024 (n)	165,681	192,190
IIRSA Norte Finance Ltd., 8.75%, 2024	3,302,955	3,831,428
Republic of Peru, 7.35%, 2025	11,265,000	14,334,713
Transport de Gas Peru, 4.25%, 2028 (n)	17,910,000	16,298,100

		$160,523,299
Philippines - 3.7%
Power Sector Assets & Liabilities Management Corp., 7.39%, 2024 (n)	$3,247,000	$4,026,280
Power Sector Assets & Liabilities Management Corp., 7.39%, 2024	9,742,000	12,080,080
Republic of Philippines, 10.625%, 2025	2,434,000	3,821,380
Republic of Philippines, 9.875%, 2019	2,908,000	3,918,530
Republic of Philippines, 6.375%, 2032	32,450,000	38,007,063
Republic of Philippines, 9.375%, 2017	11,015,000	13,713,675
Republic of Philippines, 6.375%, 2034	74,149,000	88,793,428
Republic of Philippines, 5.5%, 2026	71,607,000	81,094,928

		$245,455,364

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Poland - 0.9%
Eileme 2 AB, 11.625%, 2020 (n)	$14,357,000	$16,797,690
PKO Finance AB, 4.63%, 2022 (n)	15,849,000	15,397,304
Republic of Poland, 5.125%, 2021	13,718,000	14,918,325
Republic of Poland, 5%, 2022	14,607,000	15,666,008

		$62,779,327
Qatar - 0.4%
Qtel International Finance Ltd., 3.875%, 2028	$893,000	$799,235
Qtel International Finance Ltd., 3.875%, 2028 (n)	5,716,000	5,115,820
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.332%, 2027	3,260,000	3,697,521
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.838%, 2027	3,105,000	3,322,350
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.298%, 2020	4,410,392	4,741,172
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	2,707,000	3,192,907
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019	5,611,000	6,618,175

		$27,487,180
Romania - 1.4%
Republic of Romania, 4.375%, 2023 (n)	$41,238,000	$39,598,790
Republic of Romania, 4.375%, 2023	26,950,000	25,878,738
Republic of Romania, 6.75%, 2022	15,820,000	17,840,214
Republic of Romania, 6.75%, 2022 (n)	9,768,000	11,015,374

		$94,333,116
Russia - 10.2%
Alfa Bank, 7.5%, 2019 (n)	$15,797,000	$16,547,358
Brunswick Rail Finance Ltd., 6.5%, 2017 (n)	6,931,000	6,861,690
Far Eastern Shipping Co., 8%, 2018 (n)	16,368,000	15,385,920
Far Eastern Shipping Co., 8.75%, 2020 (n)	8,112,000	7,625,280
Gaz Capital S.A., 7.288%, 2037	9,531,000	10,317,308
Gaz Capital S.A., 5.999%, 2021 (n)	21,840,000	22,973,059
Gaz Capital S.A., 4.95%, 2022 (n)	1,688,000	1,645,800
Gaz Capital S.A., 3.85%, 2020 (n)	25,256,000	23,930,060
Gaz Capital S.A., 4.95%, 2028 (n)	34,504,000	30,191,000
Gazprom Neft, 4.375%, 2022	1,148,000	1,062,130
Gazprom Neft, 4.375%, 2022 (n)	14,367,000	13,292,348
LUKOIL International Finance B.V., 4.563%, 2023	19,650,000	18,397,313
LUKOIL International Finance B.V., 3.416%, 2018 (n)	14,963,000	14,741,548
LUKOIL International Finance B.V., 4.563%, 2023 (n)	18,292,000	17,125,885
LUKOIL International Finance B.V., 6.656%, 2022	8,727,000	9,601,445
Metalloinvest Finance Ltd., 5.625%, 2020 (n)	18,197,000	17,014,195
Mobile TeleSystems OJSC, 8.625%, 2020	11,786,000	13,907,480
MTS International Funding Ltd., 5%, 2023 (n)	18,927,000	17,700,530
Novatek Finance Ltd., 6.604%, 2021	9,245,000	10,017,882
OAO TMK Capital S.A., 6.75%, 2020	500,000	485,625

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Russia - continued
OJSC Russian Agricultural Bank, 5.1%, 2018 (z)	$12,769,000	$12,812,102
Rosneft, 4.199%, 2022 (n)	10,340,000	9,538,650
Rosneft, 3.149%, 2017 (n)	13,575,000	13,422,281
Russian Federation, 7.5%, 2030	132,135,273	154,928,608
Russian Federation, 5%, 2020 (n)	25,100,000	27,170,750
Russian Federation, 5%, 2020	39,100,000	42,325,750
Russian Federation, 4.5%, 2022 (n)	22,200,000	22,866,000
Russian Federation, 5.625%, 2042 (n)	12,200,000	12,596,500
Sberbank of Russia, 6.125%, 2022	9,627,000	10,228,688
Sberbank of Russia, 6.125%, 2022 (n)	15,887,000	16,879,938
SIBUR Securities Ltd., 3.914%, 2018	6,861,000	6,535,103
SIBUR Securities Ltd., 3.914%, 2018 (n)	14,921,000	14,212,253
TMK Capital S.A., 6.75%, 2020 (n)	17,651,000	17,143,534
VimpelCom Ltd., 5.95%, 2023 (n)	7,220,000	6,714,600
VimpelCom Ltd., 7.504%, 2022	12,922,000	13,406,575
Vnesheconombank, 6.025%, 2022 (n)	14,104,000	14,809,200
VTB Capital S.A., 6%, 2017 (n)	15,601,000	16,342,048
VTB Capital S.A., 6%, 2017	3,296,000	3,452,560

		$684,208,996
Serbia - 0.2%
Republic of Serbia, 6.75%, 2024	$1,381,756	$1,333,671
Republic of Serbia, 7.25%, 2021 (n)	3,372,000	3,448,544
Republic of Serbia, 5.25%, 2017 (n)	8,466,000	8,319,538

		$13,101,753
Singapore - 0.3%
DBS Bank Ltd., 3.625% to 2017, FRN to 2022 (n)	$18,230,000	$18,526,201

South Africa - 0.8%
Eskom Holdings SOC Ltd., 6.75%, 2023 (z)	$15,118,000	$15,044,141
Myriad International Holdings B.V., 6%, 2020 (z)	14,551,000	15,023,908
Myriad International Holdings B.V., 6.375%, 2017 (n)	2,897,000	3,124,994
Republic of South Africa, 6.875%, 2019	5,645,000	6,491,750
Republic of South Africa, 4.665%, 2024	6,775,000	6,537,875
Transnet SOC Ltd., 4%, 2022 (n)	9,648,000	8,367,710

		$54,590,378
Sri Lanka - 0.4%
Bank of Ceylon, 6.875%, 2017 (n)	$1,803,000	$1,857,090
Bank of Ceylon, 6.875%, 2017	6,849,000	7,054,470
Republic of Sri Lanka, 6.25%, 2020 (n)	7,550,000	7,568,875
Republic of Sri Lanka, 6.25%, 2021 (n)	3,950,000	3,950,000
Republic of Sri Lanka, 6.25%, 2020	2,455,000	2,461,138

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Sri Lanka - continued
Republic of Sri Lanka, 6.25%, 2021	$3,052,000	$3,052,000
Republic of Sri Lanka, 5.875%, 2022 (n)	3,569,000	3,426,240

		$29,369,813
Supranational - 0.1%
Eurasian Development Bank, 4.767%, 2022 (n)	$10,531,000	$9,925,468

Thailand - 0.2%
PTT PLC, 3.375%, 2022 (n)	$11,988,000	$11,217,339

Trinidad & Tobago - 0.3%
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022	$11,463,750	$11,979,619
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019 (n)	2,286,000	2,857,500
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019	2,583,000	3,228,750

		$18,065,869
Turkey - 7.0%
Arcelik A.S., 5%, 2023 (n)	$17,877,000	$15,821,145
Finansbank A.S., 5.15%, 2017	7,154,000	6,993,035
Finansbank A.S., 5.5%, 2016	6,386,000	6,386,000
Republic of Turkey, 7%, 2020	49,040,000	56,150,800
Republic of Turkey, 7.375%, 2025	52,829,000	60,753,350
Republic of Turkey, 6.75%, 2018	14,367,000	16,126,958
Republic of Turkey, 7%, 2019	23,652,000	26,963,280
Republic of Turkey, 7.5%, 2019	40,749,000	47,676,330
Republic of Turkey, 5.625%, 2021	47,374,000	49,979,570
Republic of Turkey, 5.125%, 2022	37,872,000	38,345,400
Republic of Turkey, 6.25%, 2022	49,566,000	54,026,940
Republic of Turkey, 6%, 2041	64,095,000	61,851,675
Turkiye Halk Bankasi A.S., 4.875%, 2017	1,601,000	1,576,985
Turkiye Halk Bankasi A.S., 3.875%, 2020	13,705,000	11,991,875
Turkiye Ihracat Kredi Bankasi A.S., 5.875%, 2019 (n)	14,015,000	14,295,300

		$468,938,643
Ukraine - 1.6%
Biz Finance PLC, 8.375%, 2015	$36,288,000	$35,108,640
Government of Ukraine, 6.25%, 2016 (n)	10,046,000	9,418,125
Government of Ukraine, 6.25%, 2016	3,381,000	3,169,688
Government of Ukraine, 9.25%, 2017 (n)	12,593,000	12,576,881
Naftogaz Ukraine, 9.5%, 2014	28,626,000	28,590,218
State Export-Import Bank of Ukraine, 8.75%, 2018	16,473,000	14,660,970
Ukrainian State Railways, 9.5%, 2018 (n)	7,021,000	6,582,188

		$110,106,710

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
United Arab Emirates - 0.3%
Dolphin Energy Ltd., 5.5%, 2021 (n)	$17,460,000	$19,206,000
Dolphin Energy Ltd., 5.5%, 2021	2,137,000	2,350,700

		$21,556,700
United States - 1.3%
U.S. Treasury Notes, 1.75%, 2022 (f)	$89,535,000	$84,715,510

Uruguay - 0.9%
Navios South American Logistics, Inc., 9.25%, 2019 (n)	$1,382,000	$1,489,105
Navios South American Logistics, Inc., 9.25%, 2019	7,016,000	7,559,740
Republic of Uruguay, 4.125%, 2045	25,170,404	20,262,175
Republic of Uruguay, 8%, 2022	13,983,534	18,108,677
Republic of Uruguay, 7.625%, 2036	2,201,000	2,861,300
Republic of Uruguay, 6.875%, 2025	8,611,000	10,462,365

		$60,743,362
Venezuela - 9.2%
Petroleos de Venezuela S.A., 8.5%, 2017	$28,926,000	$26,611,920
Republic of Venezuela, 7%, 2018	29,373,000	24,746,753
Republic of Venezuela, 7.65%, 2025	43,200,000	32,184,000
Republic of Venezuela, 5.75%, 2016	54,945,000	49,725,225
Republic of Venezuela, 9%, 2023	17,633,000	14,591,308
Republic of Venezuela, 9.25%, 2027	47,467,000	39,397,610
Republic of Venezuela, 7.75%, 2019	118,111,000	99,213,240
Republic of Venezuela, 8.25%, 2024	54,865,000	42,246,050
Republic of Venezuela, 12.75%, 2022	79,721,000	81,315,420
Republic of Venezuela, 7%, 2038	26,642,000	17,783,535
Republic of Venezuela, 11.95%, 2031	97,240,000	91,891,800
Republic of Venezuela, 11.75%, 2026	102,263,000	96,638,535

		$616,345,396
Vietnam - 0.3%
Republic of Vietnam, 6.875%, 2016	$2,309,000	$2,482,175
Republic of Vietnam, 6.75%, 2020 (n)	189,000	206,955
Republic of Vietnam, 6.75%, 2020	15,184,000	16,626,450

		$19,315,580
Total Bonds (Identified Cost, $6,062,693,654)		$6,065,014,782

Loans - 0.1%
Brazil - 0.1%
State of Santa Catarina, 4%, 2022 (Identified Cost, $12,263,800)	$11,548,000	$11,571,096

Portfolio of Investments – continued

Money Market Funds - 8.3%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.08%, at Cost and Net Asset Value (v)	557,510,082	$557,510,082
Total Investments (Identified Cost, $6,632,467,536)		$6,634,095,960

Other Assets, Less Liabilities - 1.4%		91,496,058
Net Assets - 100.0%		$6,725,592,018

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,197,034,118, representing 32.7% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Brazil Minas SPE, 5.333%, 2028	3/22/13	$15,761,011	$13,876,800
Eskom Holdings SOC Ltd., 6.75%, 2023	7/30/13	14,982,996	15,044,141
Kingdom of Bahrain, 6.125%, 2023	7/24/13	16,318,258	16,508,301
Myriad International Holdings B.V., 6%, 2020	7/11/13	14,551,000	15,023,908
OJSC Russian Agricultural Bank, 5.1%, 2018	7/18/13	12,769,000	12,812,102
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 2022	7/26/13	24,320,541	24,273,356
Petroleos Mexicanos, 4.875%, 2024	7/11/13	12,518,872	12,709,840
Petroleos Mexicanos, FRN, 2.286%, 2018	7/11/13	12,881,000	13,203,025
Republic of Indonesia, 5.375%, 2023	7/10/13-7/24/13	46,062,433	45,753,608
Republic of Nigeria, 6.375%, 2023	7/02/13-7/08/13	13,027,694	13,452,368
Transelec S.A., 4.625%, 2023	7/23/13	17,086,933	17,016,369
Total Restricted Securities			$199,673,818
% of Net assets			3%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
COP	Colombian Peso

Portfolio of Investments – continued

EUR	Euro
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
RUB	Russian Ruble

Derivative Contracts at 7/31/13

Forward Foreign Currency Exchange Contracts at 7/31/13

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	BRL	JPMorgan Chase Bank N.A.	18,097,000	8/02/13	$7,993,375	$7,932,584	$60,791
SELL	COP	Deutsche Bank AG	23,183,380,305	8/23/13	12,237,203	12,208,104	29,099
BUY	EUR	Deutsche Bank AG	3,985,000	10/18/13	5,239,805	5,302,888	63,083
BUY	EUR	UBS AG	6,668,000	10/18/13	8,772,347	8,873,189	100,842
BUY	JPY	Barclays Bank PLC	338,287,000	10/18/13	3,405,674	3,456,479	50,805
BUY	JPY	Deutsche Bank AG	685,961,000	10/18/13	6,918,940	7,008,870	89,930
BUY	KRW	Barclays Bank PLC	26,860,522,000	8/01/13	23,424,193	23,909,493	485,300
BUY	KRW	JPMorgan Chase Bank N.A.	11,180,771,000	8/01/13	9,932,724	9,952,396	19,672
SELL	KRW	Barclays Bank PLC	26,860,522,000	8/01/13	24,120,440	23,909,493	210,947
SELL	KRW	JPMorgan Chase Bank N.A.	11,180,771,000	8/01/13	10,040,204	9,952,396	87,808
BUY	MXN	Deutsche Bank AG	571,235,999	8/15/13	44,339,605	44,666,339	326,734
BUY	MXN	JPMorgan Chase Bank N.A.	198,549,481	9/03/13	15,158,185	15,496,363	338,178
SELL	MXN	Credit Suisse Group	68,144,000	9/03/13	5,417,240	5,318,494	98,746
SELL	MXN	UBS AG	186,706,000	9/03/13	14,825,231	14,572,005	253,226
SELL	MYR	Deutsche Bank AG	58,846,000	8/23/13	18,392,249	18,118,692	273,557

							$2,488,718

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	BRL	JPMorgan Chase Bank N.A.	36,194,000	8/02/13-9/04/13	$16,057,909	$15,809,282	$(248,627)
SELL	BRL	JPMorgan Chase Bank N.A.	18,171,000	9/04/13	7,888,088	7,908,907	(20,819)
SELL	EUR	Barclays Bank PLC	15,753,000	10/18/13	20,198,812	20,962,710	(763,898)
SELL	JPY	Merrill Lynch International Bank	1,684,449,000	10/18/13	16,988,553	17,211,013	(222,460)
BUY	KRW	Barclays Bank PLC	24,194,599,000	8/01/13	21,726,472	21,536,461	(190,011)
BUY	KRW	JPMorgan Chase Bank N.A.	13,914,340,000	8/01/13	12,494,917	12,385,642	(109,275)
SELL	KRW	Barclays Bank PLC	24,194,599,000	8/01/13	21,265,423	21,536,461	(271,038)
SELL	KRW	JPMorgan Chase Bank N.A.	13,914,340,000	8/01/13	12,232,387	12,385,642	(153,255)
BUY	MXN	Credit Suisse Group	94,755,000	9/19/13	7,507,701	7,384,805	(122,896)
BUY	MXN	JPMorgan Chase Bank N.A.	23,337,000	9/19/13	1,848,827	1,818,787	(30,040)
BUY	MXN	UBS AG	229,200,000	9/19/13-10/18/13	18,043,819	17,835,643	(208,176)
BUY	MYR	Barclays Bank PLC	56,371,000	8/13/13	18,884,757	17,366,330	(1,518,427)
BUY	RUB	JPMorgan Chase Bank N.A.	986,805,000	8/16/13-9/18/13	30,299,679	29,787,205	(512,474)

							$(4,371,396)

Portfolio of Investments – continued

Futures Contracts Outstanding at 7/31/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Long)	USD	348	$44,000,250	September - 2013	$(1,037,062)
U.S. Treasury Bond 30 yr (Long)	USD	130	17,428,125	September - 2013	(862,716)

					$(1,899,778)

Swap Agreements at 7/31/13

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives
Credit Default Swap Agreements
9/20/23	USD	3,500,000	Barclays Bank PLC (a)	1.00% (fixed rate)	(1)	$(359,180)
9/20/23	USD	2,919,000	Deutsche Bank AG (b)	1.00% (fixed rate)	(1)	(299,556)
9/20/23	USD	31,365,000	Goldman Sachs International (c)	1.00% (fixed rate)	(1)	(3,218,764)
9/20/23	USD	11,684,000	Morgan Stanley Capital Services, Inc. (d)	1.00% (fixed rate)	(1)	(1,199,045)
9/20/23	USD	4,389,000	Deutsche Bank AG (e)	1.00% (fixed rate)	(2)	(638,335)
9/20/23	USD	22,641,000	Merrill Lynch International (f)	1.00% (fixed rate)	(2)	(3,292,902)
9/20/23	USD	2,300,000	Morgan Stanley Capital Services, Inc. (g)	1.00% (fixed rate)	(2)	(334,511)
9/20/23	USD	55,303,000	Merrill Lynch International (h)	1.00% (fixed rate)	(3)	(6,150,042)

						$(15,492,335)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Federal Republic of Brazil, 12.25%, 3/06/30, a BBB rated bond. The fund entered into the contract to gain issuer exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Republic of Indonesia, 6.875%, 3/09/17, a BB+ rated bond. The fund entered into the contract to gain issuer exposure.
(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by Russian Federation, 7.5%, 3/31/30, a BBB rated bond. The fund entered into the contract to gain issuer exposure.
(a)	Net unamortized premiums received by the fund amounted to $394,610.
(b)	Net unamortized premiums received by the fund amounted to $329,104.
(c)	Net unamortized premiums received by the fund amounted to $3,536,265.
(d)	Net unamortized premiums received by the fund amounted to $1,317,319.
(e)	Net unamortized premiums received by the fund amounted to $580,698.
(f)	Net unamortized premiums received by the fund amounted to $2,995,573.
(g)	Net unamortized premiums received by the fund amounted to $304,307.
(h)	Net unamortized premiums received by the fund amounted to $6,880,867.

Portfolio of Investments – continued

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At July 31, 2013, the fund had cash collateral of $15,160,000 and other liquid securities with an aggregate value of $899,808 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $6,074,957,454)	$6,076,585,878
Underlying affiliated funds, at cost and value	557,510,082
Total investments, at value (identified cost, $6,632,467,536)	$6,634,095,960
Cash	18,467,184
Restricted cash	15,160,000
Receivables for
Forward foreign currency exchange contracts	2,488,718
Daily variation margin on open futures contracts	25,750
Investments sold	21,214,496
Fund shares sold	64,288,059
Interest	102,711,157
Other assets	15,362
Total assets	$6,858,466,686
Liabilities
Payables for
Distributions	$3,247,433
Forward foreign currency exchange contracts	4,371,396
Investments purchased	78,378,937
Fund shares reacquired	20,503,240
Swaps, at value (net unamortized premiums received, $16,338,743)	15,492,335
Payable to affiliates
Investment adviser	247,621
Shareholder servicing costs	5,213,281
Distribution and service fees	57,025
Payable for independent Trustees’ compensation	499
Deferred country tax expense payable	3,772,655
Accrued expenses and other liabilities	1,590,246
Total liabilities	$132,874,668
Net assets	$6,725,592,018
Net assets consist of
Paid-in capital	$6,780,964,433
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $983,529 deferred country tax)	(2,299,999)
Accumulated distributions in excess of net realized gain on investments and foreign currency	(37,894,429)
Accumulated distributions in excess of net investment income	(15,177,987)
Net assets	$6,725,592,018
Shares of beneficial interest outstanding	454,303,990

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,759,552,208	118,745,180	$14.82
Class B	58,752,157	3,949,173	14.88
Class C	508,560,533	34,220,108	14.86
Class I	3,793,124,789	256,532,514	14.79
Class R1	933,665	62,747	14.88
Class R2	28,337,839	1,905,197	14.87
Class R3	52,065,597	3,511,421	14.83
Class R4	103,936,518	7,010,460	14.83
Class R5	420,328,712	28,367,190	14.82

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.56 [100 / 95.25 x $14.82]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$359,165,211
Dividends from underlying affiliated funds	728,239
Total investment income	$359,893,450
Expenses
Management fee	$47,436,397
Distribution and service fees	10,726,505
Shareholder servicing costs	7,722,833
Administrative services fee	525,353
Independent Trustees’ compensation	84,262
Custodian fee	579,936
Shareholder communications	2,979,410
Audit and tax fees	69,390
Legal fees	126,430
Miscellaneous	789,428
Total expenses	$71,039,944
Fees paid indirectly	(24,835)
Reduction of expenses by investment adviser and/or distributor	(2,144,951)
Net expenses	$68,870,158
Net investment income	$291,023,292
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments(net of $1,757,873 country tax)	$75,852,445
Futures contracts	(6,255,978)
Swap agreements	(6,511,347)
Foreign currency	(5,181,052)
Net realized gain (loss) on investments and foreign currency	$57,904,068
Change in unrealized appreciation (depreciation)
Investments(net of $5,450,422 decrease in deferred country tax)	$(466,711,230)
Futures contracts	(2,986,997)
Swap agreements	846,408
Translation of assets and liabilities in foreign currencies	115,625
Net unrealized gain (loss) on investments and foreign currency translation	$(468,736,194)
Net realized and unrealized gain (loss) on investments and foreign currency	$(410,832,126)
Change in net assets from operations	$(119,808,834)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 7/31
	2013	2012
Change in net assets
From operations
Net investment income	$291,023,292	$192,024,844
Net realized gain (loss) on investments and foreign currency	57,904,068	11,017,443
Net unrealized gain (loss) on investments and foreign currency translation	(468,736,194)	261,489,932
Change in net assets from operations	$(119,808,834)	$464,532,219
Distributions declared to shareholders
From net investment income	$(317,106,262)	$(211,272,752)
From net realized gain on investments	(42,452,967)	(11,545,565)
Total distributions declared to shareholders	$(359,559,229)	$(222,818,317)
Change in net assets from fund share transactions	$1,803,725,681	$1,780,313,269
Total change in net assets	$1,324,357,618	$2,022,027,171
Net assets
At beginning of period	5,401,234,400	3,379,207,229
At end of period (including accumulated distributions in excess of net investment income of $15,177,987 and $3,793,446, respectively)	$6,725,592,018	$5,401,234,400

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.72	$15.01	$14.80	$13.16	$13.43
Income (loss) from investment operations
Net investment income (d)	$0.67	$0.70	$0.71	$0.75	$0.79
Net realized and unrealized gain (loss) on investments and foreign currency	(0.72)	0.84	0.54	1.74	(0.18)
Total from investment operations	$(0.05)	$1.54	$1.25	$2.49	$0.61
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.78)	$(0.73)	$(0.85)	$(0.88)
From net realized gain on investments	(0.11)	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.85)	$(0.83)	$(1.04)	$(0.85)	$(0.88)
Net asset value, end of period (x)	$14.82	$15.72	$15.01	$14.80	$13.16
Total return (%) (r)(s)(t)(x)	(0.59)	10.68	8.80	19.39	5.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.13	1.15	1.19	1.40
Expenses after expense reductions (f)	1.12	1.11	1.14	1.19	1.34
Net investment income	4.23	4.73	4.83	5.29	6.59
Portfolio turnover	66	52	80	100	109
Net assets at end of period (000 omitted)	$1,759,552	$1,269,864	$1,123,447	$1,014,705	$405,619

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 7/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.78	$15.07	$14.85	$13.21	$13.48
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.60	$0.61	$0.66	$0.71
Net realized and unrealized gain (loss) on investments and foreign currency	(0.73)	0.83	0.54	1.72	(0.19)
Total from investment operations	$(0.17)	$1.43	$1.15	$2.38	$0.52
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.67)	$(0.62)	$(0.74)	$(0.79)
From net realized gain on investments	(0.11)	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.73)	$(0.72)	$(0.93)	$(0.74)	$(0.79)
Net asset value, end of period (x)	$14.88	$15.78	$15.07	$14.85	$13.21
Total return (%) (r)(s)(t)(x)	(1.31)	9.84	8.06	18.46	4.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.88	1.90	1.94	2.10
Expenses after expense reductions (f)	1.87	1.86	1.89	1.94	2.10
Net investment income	3.51	3.98	4.09	4.61	5.88
Portfolio turnover	66	52	80	100	109
Net assets at end of period (000 omitted)	$58,752	$57,860	$46,190	$33,123	$17,316

Class C	Years ended 7/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.76	$15.05	$14.84	$13.20	$13.48
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.59	$0.61	$0.63	$0.70
Net realized and unrealized gain (loss) on investments and foreign currency	(0.73)	0.84	0.53	1.75	(0.19)
Total from investment operations	$(0.17)	$1.43	$1.14	$2.38	$0.51
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.67)	$(0.62)	$(0.74)	$(0.79)
From net realized gain on investments	(0.11)	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.73)	$(0.72)	$(0.93)	$(0.74)	$(0.79)
Net asset value, end of period (x)	$14.86	$15.76	$15.05	$14.84	$13.20
Total return (%) (r)(s)(t)(x)	(1.32)	9.85	7.99	18.47	4.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.88	1.90	1.94	2.09
Expenses after expense reductions (f)	1.87	1.86	1.89	1.94	2.09
Net investment income	3.50	3.97	4.09	4.44	5.83
Portfolio turnover	66	52	80	100	109
Net assets at end of period (000 omitted)	$508,561	$491,457	$390,816	$263,226	$53,151

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 7/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.69	$14.98	$14.77	$13.13	$13.42
Income (loss) from investment operations
Net investment income (d)	$0.72	$0.73	$0.75	$0.78	$0.83
Net realized and unrealized gain (loss) on investments and foreign currency	(0.73)	0.84	0.53	1.74	(0.21)
Total from investment operations	$(0.01)	$1.57	$1.28	$2.52	$0.62
Less distributions declared to shareholders
From net investment income	$(0.78)	$(0.81)	$(0.76)	$(0.88)	$(0.91)
From net realized gain on investments	(0.11)	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.89)	$(0.86)	$(1.07)	$(0.88)	$(0.91)
Net asset value, end of period (x)	$14.79	$15.69	$14.98	$14.77	$13.13
Total return (%) (r)(s)(x)	(0.35)	10.97	9.08	19.71	5.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.88	0.90	0.95	1.06
Expenses after expense reductions (f)	0.87	0.86	0.89	0.94	1.06
Net investment income	4.50	4.92	5.10	5.50	6.70
Portfolio turnover	66	52	80	100	109
Net assets at end of period (000 omitted)	$3,793,125	$3,148,303	$1,633,849	$992,622	$279,983

Class R1	Years ended 7/31
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$15.79	$15.07	$14.86	$13.21	$10.67
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.59	$0.61	$0.66	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	(0.74)	0.85	0.53	1.73	2.53	(g)
Total from investment operations	$(0.18)	$1.44	$1.14	$2.39	$3.01
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.67)	$(0.62)	$(0.74)	$(0.47)
From net realized gain on investments	(0.11)	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.73)	$(0.72)	$(0.93)	$(0.74)	$(0.47)
Net asset value, end of period (x)	$14.88	$15.79	$15.07	$14.86	$13.21
Total return (%) (r)(s)(x)	(1.38)	9.91	7.98	18.54	28.71	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.88	1.90	1.94	2.12	(a)
Expenses after expense reductions (f)	1.87	1.87	1.90	1.94	2.12	(a)
Net investment income	3.51	3.96	4.12	4.65	6.03	(a)
Portfolio turnover	66	52	80	100	109	(n)
Net assets at end of period (000 omitted)	$934	$936	$492	$233	$130

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 7/31
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$15.78	$15.06	$14.85	$13.21	$10.67
Income (loss) from investment operations
Net investment income (d)	$0.64	$0.67	$0.69	$0.72	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	(0.74)	0.84	0.52	1.74	2.53	(g)
Total from investment operations	$(0.10)	$1.51	$1.21	$2.46	$3.05
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.74)	$(0.69)	$(0.82)	$(0.51)
From net realized gain on investments	(0.11)	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.81)	$(0.79)	$(1.00)	$(0.82)	$(0.51)
Net asset value, end of period (x)	$14.87	$15.78	$15.06	$14.85	$13.21
Total return (%) (r)(s)(x)	(0.88)	10.46	8.52	19.04	29.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.38	1.41	1.46	1.59	(a)
Expenses after expense reductions (f)	1.37	1.36	1.40	1.46	1.59	(a)
Net investment income	4.00	4.44	4.64	5.07	6.30	(a)
Portfolio turnover	66	52	80	100	109	(n)
Net assets at end of period (000 omitted)	$28,338	$24,183	$11,329	$1,798	$689

Class R3	Years ended 7/31
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$15.73	$15.01	$14.80	$13.16	$10.63
Income (loss) from investment operations
Net investment income (d)	$0.68	$0.70	$0.72	$0.74	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	(0.73)	0.85	0.53	1.75	2.53	(g)
Total from investment operations	$(0.05)	$1.55	$1.25	$2.49	$3.06
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.78)	$(0.73)	$(0.85)	$(0.53)
From net realized gain on investments	(0.11)	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.85)	$(0.83)	$(1.04)	$(0.85)	$(0.53)
Net asset value, end of period (x)	$14.83	$15.73	$15.01	$14.80	$13.16
Total return (%) (r)(s)(x)	(0.59)	10.75	8.80	19.39	29.33	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.14	1.15	1.20	1.35	(a)
Expenses after expense reductions (f)	1.13	1.12	1.15	1.20	1.35	(a)
Net investment income	4.25	4.64	4.87	5.15	6.68	(a)
Portfolio turnover	66	52	80	100	109	(n)
Net assets at end of period (000 omitted)	$52,066	$35,355	$8,831	$2,981	$336

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 7/31
	2013	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$15.73	$15.01	$14.80	$13.16	$10.63
Income (loss) from investment operations
Net investment income (d)	$0.72	$0.74	$0.76	$0.72	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	(0.73)	0.84	0.53	1.80	2.52	(g)
Total from investment operations	$(0.01)	$1.58	$1.29	$2.52	$3.08
Less distributions declared to shareholders
From net investment income	$(0.78)	$(0.81)	$(0.77)	$(0.88)	$(0.55)
From net realized gain on investments	(0.11)	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.89)	$(0.86)	$(1.08)	$(0.88)	$(0.55)
Net asset value, end of period (x)	$14.83	$15.73	$15.01	$14.80	$13.16
Total return (%) (r)(s)(x)	(0.34)	11.03	9.07	19.68	29.54	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.89	0.90	1.02	1.12	(a)
Expenses after expense reductions (f)	0.87	0.87	0.90	1.02	1.12	(a)
Net investment income	4.52	4.91	5.11	5.00	7.02	(a)
Portfolio turnover	66	52	80	100	109	(n)
Net assets at end of period (000 omitted)	$103,937	$111,391	$48,313	$24,458	$130

Class R5 (y)	Years ended 7/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.73	$15.00	$14.79	$13.15	$13.43
Income (loss) from investment operations
Net investment income (d)	$0.73	$0.74	$0.73	$0.75	$0.81
Net realized and unrealized gain (loss) on investments and foreign currency	(0.73)	0.84	0.54	1.76	(0.19)
Total from investment operations	$—	$1.58	$1.27	$2.51	$0.62
Less distributions declared to shareholders
From net investment income	$(0.80)	$(0.80)	$(0.75)	$(0.87)	$(0.90)
From net realized gain on investments	(0.11)	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.91)	$(0.85)	$(1.06)	$(0.87)	$(0.90)
Net asset value, end of period (x)	$14.82	$15.73	$15.00	$14.79	$13.15
Total return (%) (r)(s)(x)	(0.30)	11.01	8.97	19.57	5.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.96	0.99	1.03	1.18
Expenses after expense reductions (f)	0.78	0.94	0.99	1.03	1.17
Net investment income	4.59	4.91	4.95	5.26	6.64
Portfolio turnover	66	52	80	100	109
Net assets at end of period (000 omitted)	$420,329	$261,885	$115,940	$298,331	$19,614

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, December 1, 2008 through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Debt Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) –

Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value

Notes to Financial Statements – continued

accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if

Notes to Financial Statements – continued

the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of July 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$84,715,510	$—	$84,715,510
Non-U.S. Sovereign Debt	—	4,664,550,058	—	4,664,550,058
Foreign Bonds	—	1,327,320,310	—	1,327,320,310
Mutual Funds	557,510,082	—	—	557,510,082
Total Investments	$557,510,082	$6,076,585,878	$—	$6,634,095,960

Other Financial Instruments
Futures Contracts	$(1,899,778)	$—	$—	$(1,899,778)
Swap Agreements	—	(15,492,335)	—	(15,492,335)
Forward Foreign Currency Exchange Contracts	—	(1,882,678)	—	(1,882,678)

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(1,899,778)
Foreign Exchange	Forward Foreign Currency Exchange	2,488,718	(4,371,396)
Credit	Credit Default Swaps	—	(15,492,335)
Total		$2,488,718	$(21,763,509)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(6,255,978)	$—	$—	$—
Foreign Exchange	—	—	(5,327,112)	(2,067,100)
Credit	—	(6,511,347)	—	—
Total	$(6,255,978)	$(6,511,347)	$(5,327,112)	$(2,067,100)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended July 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(2,986,997)	$—	$—
Foreign Exchange	—	—	126,873
Credit	—	846,408	—
Total	$(2,986,997)	$846,408	$126,873

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to

Notes to Financial Statements – continued

cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash”. Securities pledged as collateral or margin for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty

Notes to Financial Statements – continued

credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Effective June 10, 2013, certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or

Notes to Financial Statements – continued

received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of July 31, 2013 is disclosed in the footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment

Notes to Financial Statements – continued

obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of July 31, 2013, the swap agreement’s credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund in order to settle these swap agreements would have been required to either (1) pay the swap agreement’s notional value of $134,101,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Hybrid Instruments – The fund invests in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swap agreements, options, futures contracts and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in

Notes to Financial Statements – continued

realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/13	7/31/12
Ordinary income (including any short-term capital gains)	$338,203,715	$213,841,364
Long-term capital gains	21,355,514	8,976,953
Total distributions	$359,559,229	$222,818,317

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/13
Cost of investments	$6,658,676,709
Gross appreciation	168,684,764
Gross depreciation	(193,265,513)
Net unrealized appreciation (depreciation)	$(24,580,749)
Undistributed ordinary income	11,669,620
Undistributed long-term capital gain	29,541,579
Post-October capital loss deferral	(23,875,155)
Other temporary differences	(48,127,710)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and will convert to Class A approximately eight years after purchase.

	From net investment income		From net realized gain on investments
	Year ended 7/31/13	Year ended 7/31/12	Year ended 7/31/13	Year ended 7/31/12
Class A	$77,400,188	$60,251,291	$9,942,984	$3,648,950
Class B	2,525,807	2,217,973	431,461	157,001
Class C	21,810,099	18,704,973	3,660,189	1,294,311
Class I	189,349,232	117,922,814	25,165,009	5,809,185
Class R1	41,732	26,042	6,902	1,842
Class R2	1,273,752	828,392	188,399	45,634
Class R3	2,168,493	1,128,879	297,652	59,773
Class R4	5,281,374	3,767,235	660,036	184,558
Class R5	17,255,585	6,425,153	2,100,335	344,311
Total	$317,106,262	$211,272,752	$42,452,967	$11,545,565

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

Notes to Financial Statements – continued

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2014. For the year ended July 31, 2013, this management fee reduction amounted to $2,102,600, which is shown as a reduction of total expenses in the Statement of Operations.

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through July 31, 2013, this management fee reduction amounted to $13,021, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2013 was equivalent to an annual effective rate of 0.68% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that fund operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. Effective November 30, 2012, this written agreement was eliminated. For the period ended November 30, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $574,744 for the year ended July 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,189,569
Class B	0.75%	0.25%	1.00%	1.00%	649,973
Class C	0.75%	0.25%	1.00%	1.00%	5,614,339
Class R1	0.75%	0.25%	1.00%	1.00%	10,732
Class R2	0.25%	0.25%	0.50%	0.50%	145,066
Class R3	—	0.25%	0.25%	0.25%	116,826
Total Distribution and Service Fees					$10,726,505

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.

Notes to Financial Statements – continued

(e)	Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through July 31, 2013, this rebate amounted to $10,302, $89, $51, and $20 for Class A, Class B, Class C, and Class R1, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2013, were as follows:

Amount
Class A	$35,062
Class B	99,301
Class C	108,557

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2013, the fee was $583,773, which equated to 0.0087% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended July 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $7,139,060.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2013 was equivalent to an annual effective rate of 0.0078% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of

Notes to Financial Statements – continued

services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended July 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $45,226 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $18,868, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$96,701,420	$28,340,440
Investments (non-U.S. Government securities)	$5,314,571,348	$3,994,990,769

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/13		Year ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	73,923,814	$1,187,185,609	42,286,651	$632,251,334
Class B	1,130,577	18,261,949	1,125,869	16,921,631
Class C	11,557,325	186,529,493	8,976,621	134,757,702
Class I	145,117,273	2,311,898,097	138,061,852	2,069,908,598
Class R1	24,162	387,788	36,235	550,274
Class R2	885,442	14,220,149	946,223	14,177,116
Class R3	2,066,557	33,024,111	1,998,805	29,531,873
Class R4	4,122,301	65,882,221	4,735,633	71,360,509
Class R5 (formerly Class W)	11,210,513	177,184,667	18,671,029	280,062,509
	250,037,964	$3,994,574,084	216,838,918	$3,249,521,546

Notes to Financial Statements – continued

	Year ended 7/31/13		Year ended 7/31/12
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	4,919,557	$78,126,471	3,518,508	$52,411,717
Class B	142,674	2,284,759	118,211	1,767,236
Class C	1,143,988	18,287,671	854,671	12,772,695
Class I	11,250,584	178,671,101	6,088,266	90,937,591
Class R1	3,024	48,394	1,854	27,752
Class R2	91,197	1,458,198	58,157	872,953
Class R3	154,881	2,463,739	78,947	1,186,355
Class R4	320,267	5,100,479	228,405	3,421,763
Class R5 (formerly Class W)	1,219,687	19,355,920	412,758	6,182,998
	19,245,859	$305,796,732	11,359,777	$169,581,060

Shares reacquired
Class A	(40,897,826)	$(642,596,019)	(39,861,850)	$(596,139,952)
Class B	(990,756)	(15,592,173)	(643,094)	(9,608,761)
Class C	(9,657,789)	(150,682,284)	(4,620,183)	(68,935,782)
Class I	(100,507,958)	(1,579,365,799)	(52,568,777)	(783,893,004)
Class R1	(23,732)	(363,173)	(11,458)	(171,059)
Class R2	(603,928)	(9,647,531)	(223,974)	(3,364,581)
Class R3	(957,291)	(15,251,907)	(418,794)	(6,292,748)
Class R4	(4,512,938)	(71,701,674)	(1,101,110)	(16,437,348)
Class R5 (formerly Class W)	(716,392)	(11,444,575)	(10,158,946)	(153,946,102)
	(158,868,610)	$(2,496,645,135)	(109,608,186)	$(1,638,789,337)

Net change
Class A	37,945,545	$622,716,061	5,943,309	$88,523,099
Class B	282,495	4,954,535	600,986	9,080,106
Class C	3,043,524	54,134,880	5,211,109	78,594,615
Class I	55,859,899	911,203,399	91,581,341	1,376,953,185
Class R1	3,454	73,009	26,631	406,967
Class R2	372,711	6,030,816	780,406	11,685,488
Class R3	1,264,147	20,235,943	1,658,958	24,425,480
Class R4	(70,370)	(718,974)	3,862,928	58,344,924
Class R5 (formerly Class W)	11,713,808	185,096,012	8,924,841	132,299,405
	110,415,213	$1,803,725,681	118,590,509	$1,780,313,269

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2015 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2025 Fund, MFS

Notes to Financial Statements – continued

Lifetime 2030 Fund, MFS Lifetime 2035 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2013, the fund’s commitment fee and interest expense were $36,271 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	281,155,526	2,523,488,864	(2,247,134,308)	557,510,082

Underlying Affiliated Fund	Realized Gain(Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$728,239	$557,510,082

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Series Trust X and the Shareholders of MFS Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Debt Fund at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 16, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the

Trustees and Officers – continued

purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Ward Brown
Matthew Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion and that MFS has agreed in writing to reduce its advisory fee on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $40,764,000 as capital gain dividends paid during the fiscal year.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

July 31, 2013

MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND

EML-ANN

MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to grow, albeit at a modest pace, possibly helping to gently lift other regions out of a prolonged slump. The resilience of the U.S. housing market and improved jobs picture continues to offset the drag created by the government’s sequestration and rise in taxes. Going forward, much could hinge on how much cooperation and bipartisanship the U.S. Congress can achieve, as yet another fiscal showdown looms later in 2013.

China is shifting gears from being the engine of global growth because of its rapid consumption of commodities. Commodity-exporting countries are feeling the squeeze from China’s economic focus being turned toward domestic consumers and its overall pace of growth slowing. Japan’s recent economic reports indicate that its 15-year period of stagnant growth and deflation could be ending, while the eurozone is showing signs of a pickup in economic growth after two years of recession. These recent positive signs in Japan and Europe point to a possible broadening base of global growth that could help take the burden off China and the United States as the main engines of global activity.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

September 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Bond exposure (i)

Issuer country weightings of bonds (i)(x)
Russia	16.4%
Brazil	16.0%
South Africa	12.2%
Mexico	10.5%
Turkey	8.0%
Indonesia	7.2%
Poland	6.3%
Thailand	6.1%
United States	(5.1)%
Other Countries	22.4%

Fixed income sectors (i)
Sovereign Emerging Markets	78.4%
Emerging Markets Corporate Bonds	16.9%
Other Government Entity-Emerging Markets Quasi Government	8.8%
Developed Markets Corporate Bonds	0.5%
Sovereign Developed Markets	0.5%
U.S. Government Securities Hedge (t)	(7.9)%

Composition including fixed income credit quality (a)(i)
A	17.6%
BBB	52.3%
BB	11.3%
B	6.0%
Not Rated	10.0%
Cash & Other	2.8%

Currency exposure (i)(y)

Currency exposure weightings (i)(y)
Mexican Peso	11.0%
Russian Ruble	10.6%
Polish Zloty	9.7%
Brazilian Real	9.3%
Turkish Lira	8.9%
South African Rand	8.9%
Malaysian Ringgit	8.7%
United States Dollar	7.4%
Indonesian Rupiah	6.3%
Other Countries	19.2%

Portfolio facts (i)
Average Duration (d)	4.0
Average Effective Maturity (m)	6.9 yrs.

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds U.S. Treasury futures contracts with a bond equivalent exposure of (7.9)%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 7/31/13.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2013, Class A shares of the MFS Emerging Markets Debt Local Currency Fund (“fund”) provided a total return of –3.21%, at net asset value. This compares with a return of –1.45% for the fund’s benchmark, the JPMorgan Government Bond Index Emerging Markets Global Diversified.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the Federal Reserve Bank (“Fed”) (through a third round of quantitative easing) and the European Central Bank (“ECB”) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the Fed caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Factors Affecting Performance

Relative to the JPMorgan Government Bond Index Emerging Markets Global Diversified, the currency exposures of the fund’s holdings, particularly in the Indonesian Rupiah, Brazilian Real, and Thailand Baht, were primary sources of underperformance. The fund’s yield curve  (y) positioning in Europe, most notably in Hungary and Russia, also weakened relative performance.

4

Management Review – continued

The fund’s duration (d) positioning in Turkey, particularly a longer duration in the first three quarters of the period, was a positive impact to relative performance as yields declined. Additionally, the fund’s duration stance in Indonesia benefited relative returns.

Respectfully,

Ward Brown	Matthew Ryan
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 7/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 7/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/15/11	(3.21)%	(1.06)%
B	9/15/11	(3.84)%	(1.76)%
C	9/15/11	(3.84)%	(1.76)%
I	9/15/11	(2.86)%	(0.76)%
R1	9/15/11	(3.93)%	(1.76)%
R2	9/15/11	(3.35)%	(1.26)%
R3	9/15/11	(3.11)%	(1.01)%
R4	9/15/11	(2.86)%	(0.75)%
R5	12/03/12	N/A	(6.46)%
Comparative benchmark
JPMorgan Government Bond Index Emerging Markets Global Diversified (f)		(1.45)%	1.69%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		(7.81)%	(3.59)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(7.54)%	(3.75)%
C With CDSC (1% for 12 months) (x)		(4.76)%	(1.76)%

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

JPMorgan Government Bond Index Emerging Markets Global Diversified – a market capitalization weighted index that is designed to measure the performance of local currency government bonds issued in emerging markets. The index includes only the countries which give access to their capital market to foreign investors; it therefore excludes China, India, and Thailand. Individual country weights in the index are limited to 10% in order for the index to remain fully diversified.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

February 1, 2013 through July 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2013 through July 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/13	Ending Account Value 7/31/13	Expenses Paid During Period (p) 2/01/13-7/31/13
A	Actual	1.22%	$1,000.00	$903.46	$5.76
	Hypothetical (h)	1.22%	$1,000.00	$1,018.74	$6.11
B	Actual	2.00%	$1,000.00	$900.07	$9.42
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
C	Actual	2.00%	$1,000.00	$900.08	$9.42
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
I	Actual	1.00%	$1,000.00	$904.73	$4.72
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R1	Actual	2.00%	$1,000.00	$900.07	$9.42
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
R2	Actual	1.50%	$1,000.00	$902.40	$7.08
	Hypothetical (h)	1.50%	$1,000.00	$1,017.36	$7.50
R3	Actual	1.25%	$1,000.00	$903.57	$5.90
	Hypothetical (h)	1.25%	$1,000.00	$1,018.60	$6.26
R4	Actual	1.00%	$1,000.00	$904.73	$4.72
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R5	Actual	0.95%	$1,000.00	$904.89	$4.49
	Hypothetical (h)	0.95%	$1,000.00	$1,020.08	$4.76

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Expense ratio for Class A includes 12b-1 Service Fee rebate of 0.03% that is outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements for additional information).

10

PORTFOLIO OF INVESTMENTS

7/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 92.7%
Issuer	Shares/Par		Value ($)
Brazil - 13.5%
Banco do Brasil S.A., FRN, 6.25%, 2049 (n)		$200,000	$166,000
Banco Santander Brasil S.A., 8%, 2016 (n)	BRL	787,000	320,392
Brazil Letras do Tesouro Nacional, 0%, 2014	BRL	667,000	281,820
BRF S.A., 7.75%, 2018 (n)	BRL	1,047,000	389,639
Cosan Luxembourg S.A., 9.5%, 2018 (n)	BRL	874,000	362,642
Federative Republic of Brazil, 10%, 2017	BRL	3,671,000	1,562,637
Federative Republic of Brazil, 10%, 2021	BRL	2,072,000	856,017
Federative Republic of Brazil, Inflation Linked Bond, 6%, 2016	BRL	1,238,374	562,087
Fibria Overseas Finance Ltd., 6.75%, 2021		$150,000	163,500
Marfrig Holding Europe B.V., 9.875%, 2017 (n)		200,000	202,000
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 2022 (z)		200,000	199,600
Oi S.A., 9.75%, 2016	BRL	796,000	319,258
Qgog Constellation S.A., 6.25%, 2019 (n)		$200,000	190,000
Ultrapetrol (Bahamas) Ltd., 8.875%, 2021 (n)		74,000	75,480

			$5,651,072
Canada - 0.5%
First Quantum Minerals Ltd., 7.25%, 2019 (n)		$200,000	$195,000
IAMGOLD Corp., 6.75%, 2020		33,000	28,050

			$223,050
Chile - 0.8%
Automotores Gildemeister S.A., 8.25%, 2021		$100,000	$80,000
S.A.C.I. Falabella, 6.5%, 2023 (n)	CLP	145,500,000	270,580

			$350,580
China - 0.4%
Hyva Global B.V., 8.625%, 2016		$200,000	$181,500

Colombia - 2.9%
Empresa de Telecomunicaciones de Bogota S.A., 7%, 2023 (n)	COP	200,000,000	$93,416
Pacific Rubiales Energy Corp., 5.125%, 2023 (n)		$100,000	94,300
Titulos de Tesoreria, 5%, 2018	COP	120,000,000	59,957
Titulos de Tesoreria, 11%, 2020	COP	997,900,000	636,686
Titulos de Tesoreria, 7.5%, 2026	COP	673,100,000	351,408

			$1,235,767
Cote d’Ivoire - 0.2%
Ivory Coast, 7.099%, 2032		$100,000	$88,000

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Croatia - 0.5%
Republic of Croatia, 5.5%, 2023 (n)		$200,000	$198,000

Dominican Republic - 0.5%
Banco de Reservas de La Republica Dominicana, 7%, 2023 (n)		$200,000	$198,000

Guatemala - 0.6%
Central American Bottling Corp., 6.75%, 2022 (n)		$132,000	$136,950
Industrial Senior Trust Co., 5.5%, 2022		100,000	95,000

			$231,950
Hungary - 4.4%
Republic of Hungary, 5.375%, 2023		$208,000	$198,380
Republic of Hungary, 6.75%, 2017	HUF	168,810,000	789,924
Republic of Hungary, 6.75%, 2017	HUF	168,170,000	784,538
Republic of Hungary, 6%, 2023	HUF	16,900,000	72,943

			$1,845,785
India - 0.5%
Rolta LLC, 10.75%, 2018 (n)		$200,000	$196,000

Indonesia - 7.1%
Republic of Indonesia, 5.25%, 2018	IDR	9,653,000,000	$860,675
Republic of Indonesia, 7%, 2027	IDR	5,900,000,000	523,379
Republic of Indonesia, 5.625%, 2023	IDR	1,814,000,000	150,616
Republic of Indonesia, 11%, 2025	IDR	2,600,000,000	309,131
Republic of Indonesia, 8.25%, 2032	IDR	4,058,000,000	394,919
Republic of Indonesia, 12.8%, 2021	IDR	855,000,000	107,304
Republic of Indonesia, 8.375%, 2026	IDR	2,056,000,000	203,685
Republic of Indonesia, 8.25%, 2021	IDR	2,234,000,000	222,357
Republic of Indonesia, 7%, 2022	IDR	2,150,000,000	198,592

			$2,970,658
Israel - 0.5%
Israel Electric Corp. Ltd., 5.625%, 2018 (n)		$200,000	$205,000

Jamaica - 0.5%
Digicel Group Ltd., 8.25%, 2017		$200,000	$208,500

Malaysia - 2.9%
Government of Malaysia, 3.314%, 2017	MYR	1,317,000	$398,846
Government of Malaysia, 4.24%, 2018	MYR	694,000	217,504
Government of Malaysia, 4.392%, 2026	MYR	468,000	147,796
Government of Malaysia, 4.16%, 2021	MYR	1,164,000	359,479

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Malaysia - continued
Government of Malaysia, 4.378%, 2019	MYR	118,000	$37,119
Government of Malaysia, 3.418%, 2022	MYR	172,000	50,391

			$1,211,135
Mexico - 8.0%
America Movil S.A.B. de C.V., 6.45%, 2022	MXN	3,560,000	$266,650
CEMEX S.A.B. de C.V., 9.25%, 2020		$86,000	93,955
Empresas ICA S.A.B. de C.V., 8.9%, 2021		55,000	51,150
Empresas ICA S.A.B. de C.V., 8.375%, 2017		150,000	143,325
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2020 (n)		200,000	207,000
Grupo Televisa S.A.B., 7.25%, 2043	MXN	2,340,000	155,389
Petroleos Mexicanos, 7.65%, 2021	MXN	2,730,000	226,988
Red de Carreteras de Occidente SAPIB de C.V., 9%, 2028 (n)	MXN	3,960,000	282,868
United Mexican States, 8.5%, 2029	MXN	7,720,000	708,151
United Mexican States, 7.75%, 2031	MXN	2,900,000	246,629
United Mexican States, 8%, 2020	MXN	5,460,000	485,151
United Mexican States, 10%, 2036	MXN	3,260,000	338,179
United Mexican States, 8.5%, 2038	MXN	1,750,000	158,298

			$3,363,733
Nigeria - 2.2%
Afren PLC, 10.25%, 2019		$200,000	$230,500
Federal Republic of Nigeria, 0%, 2013	NGN	20,685,000	123,150
Federal Republic of Nigeria, 7%, 2019	NGN	31,177,000	140,549
Federal Republic of Nigeria, 1%, 2013	NGN	40,692,000	252,488
Federal Republic of Nigeria, 0%, 2013	NGN	32,031,000	189,960

			$936,647
Pakistan - 0.2%
Islamic Republic of Pakistan, 6.875%, 2017		$100,000	$96,500

Paraguay - 0.5%
Telefonica Celular del Paraguay S.A., 6.75%, 2022 (n)		$200,000	$208,500

Peru - 2.3%
Ajecorp B.V., 6.5%, 2022 (n)		$150,000	$153,375
Corporacion Lindley S.A., 4.625%, 2023 (n)		32,000	30,400
Ferreycorp S.A.A., 4.875%, 2020 (n)		200,000	188,500
Republic of Peru, 7.84%, 2020	PEN	1,137,000	471,798
Republic of Peru, 6.95%, 2031	PEN	263,000	101,231

			$945,304

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Poland - 6.2%
Government of Poland, 0%, 2014	PLN	2,257,000	$697,607
Government of Poland, 3.75%, 2018	PLN	979,000	310,620
Government of Poland, 5.25%, 2017	PLN	1,723,000	579,455
Government of Poland, 5.5%, 2019	PLN	1,191,000	410,228
Government of Poland, 5.25%, 2020	PLN	1,220,000	415,217
Government of Poland, 5.75%, 2021	PLN	506,000	177,540

			$2,590,667
Romania - 0.9%
Government of Romania, 5.9%, 2017	RON	430,000	$134,695
Government of Romania, 5.75%, 2016	RON	620,000	191,236
Government of Romania, 5.8%, 2015	RON	200,000	61,718

			$387,649
Russia - 16.1%
Far Eastern Shipping Co., 8%, 2018 (n)		$200,000	$188,000
Gazprombank OJSC, 8.617%, 2015	RUB	18,800,000	574,925
Novatek Finance Ltd., 7.75%, 2017 (n)	RUB	13,600,000	411,158
OJSC Russian Agricultural Bank, 5.1%, 2018 (z)		$200,000	200,675
Russian Federation, 7.5%, 2019	RUB	13,106,000	412,924
Russian Federation, 6.8%, 2019	RUB	6,527,000	197,623
Russian Federation, 6.9%, 2016	RUB	14,261,000	439,579
Russian Federation, 7.4%, 2017	RUB	7,500,000	235,161
Russian Federation, 8.15%, 2027	RUB	12,751,000	402,317
Russian Federation, 7.05%, 2028	RUB	4,156,000	117,576
Russian Federation, 7.5%, 2018	RUB	36,283,000	1,148,009
Russian Federation, 7.4%, 2017	RUB	47,527,000	1,492,361
RZD Capital PLC, 8.3%, 2019	RUB	16,900,000	524,256
TMK Capital S.A., 6.75%, 2020 (n)		$200,000	194,250
VimpelCom Ltd., 7.504%, 2022		200,000	207,500

			$6,746,314
South Africa - 8.4%
Myriad International Holdings B.V., 6%, 2020 (z)		$200,000	$206,500
Republic of South Africa, 6.5%, 2041	ZAR	1,302,000	97,262
Republic of South Africa, 7%, 2031	ZAR	5,123,000	438,930
Republic of South Africa, 10.5%, 2026	ZAR	3,204,000	385,435
Republic of South Africa, 13.5%, 2015	ZAR	3,806,000	440,864
Republic of South Africa, 8%, 2018	ZAR	2,861,000	302,044
Republic of South Africa, 6.75%, 2021	ZAR	3,767,000	364,141
Republic of South Africa, Inflation Linked Bond, 5.5%, 2023	ZAR	643,348	88,400
Transnet Ltd., 10.5%, 2020	ZAR	4,000,000	447,337
Transnet Ltd., 9.25%, 2017	ZAR	7,000,000	746,934

			$3,517,847

14

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Thailand - 3.9%
Kingdom of Thailand, 3.58%, 2027	THB	4,000,000	$119,090
Kingdom of Thailand, 3.65%, 2021	THB	10,163,000	319,556
Kingdom of Thailand, 3.875%, 2019	THB	33,136,000	1,073,221
Kingdom of Thailand, 3.45%, 2019	THB	4,600,000	146,042

			$1,657,909
Turkey - 7.7%
Akbank TAS, 7.5%, 2018 (n)	TRY	789,000	$367,082
Republic of Turkey, 9%, 2017	TRY	1,379,000	712,312
Republic of Turkey, 6.3%, 2018	TRY	1,448,247	675,517
Republic of Turkey, 8.5%, 2022	TRY	283,985	138,622
Republic of Turkey, 10.5%, 2020	TRY	615,000	338,958
Republic of Turkey, 9%, 2016	TRY	642,000	333,610
Republic of Turkey, Inflation Linked Bond, 4.5%, 2015	TRY	757,552	400,895
Turkiye Garanti Bankasi A.S., 7.375%, 2018 (n)	TRY	592,000	274,388

			$3,241,384
Uruguay - 0.2%
Republic of Uruguay, Inflation Linked Bond, 5%, 2018	UYU	1,868,525	$97,190

Venezuela - 0.3%
Republic of Venezuela, 12.75%, 2022		$140,000	$142,800

			$142,800
Total Bonds (Identified Cost, $42,026,392)			$38,927,441

Money Market Funds - 7.3%
MFS Institutional Money Market Portfolio, 0.08%, at Cost and Net Asset Value (v)		3,061,264	$3,061,264
Total Investments (Identified Cost, $45,087,656)			$41,988,705

Other Assets, Less Liabilities - 0.0%			2,711
Net Assets - 100.0%			$41,991,416

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $5,798,920 representing 13.8% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from

15

Portfolio of Investments – continued

registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Myriad International Holdings B.V., 6%, 2020	7/16/13	$201,991	$206,500
OJSC Russian Agricultural Bank, 5.1%, 2018	7/18/13	200,000	200,675
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 2022	7/26/13	199,988	199,600
Total Restricted Securities			$606,775
% of Net assets			1.4%

The following abbreviations are used in this report and are defined:

CDI	Interbank Deposit Certificates
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
TIIE	Interbank Equilibrium Interest Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

16

Portfolio of Investments – continued

Derivative Contracts at 7/31/13

Forward Foreign Currency Exchange Contracts at 7/31/13

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	BRL	Deutsche Bank AG	159,000	8/02/13	$69,423	$69,696	$273
BUY	BRL	UBS AG	3,825,973	8/02/13	1,670,512	1,677,065	6,553
SELL	BRL	Deutsche Bank AG	577,000	8/02/13	256,323	252,920	3,403
SELL	BRL	JPMorgan Chase Bank N.A.	2,189,208	9/04/13	960,390	952,850	7,540
SELL	BRL	UBS AG	3,919,973	8/02/13	1,750,406	1,718,269	32,137
SELL	CLP	Deutsche Bank AG	121,147,608	8/26/13	239,896	234,924	4,972
BUY	CNY	JPMorgan Chase Bank N.A.	1,896,000	9/13/13	303,895	308,374	4,479
SELL	COP	Citibank N.A.	265,188,000	8/23/13	140,000	139,645	355
SELL	COP	Deutsche Bank AG	765,792,895	8/23/13	404,219	403,258	961
BUY	HUF	Barclays Bank PLC	45,598,373	8/21/13	201,542	202,314	772
BUY	HUF	Citibank N.A.	184,348,374	8/21/13-8/23/13	812,607	817,810	5,203
BUY	HUF	Goldman Sachs International	12,229,000	8/21/13	54,159	54,258	99
BUY	HUF	JPMorgan Chase Bank N.A.	106,084,000	8/23/13	463,523	470,597	7,074
SELL	HUF	Barclays Bank PLC	32,098,594	8/23/13	146,788	142,392	4,396
SELL	HUF	Citibank N.A.	110,954,185	8/21/13	501,662	492,289	9,373
SELL	HUF	Goldman Sachs International	47,737,386	8/23/13	216,259	211,767	4,492
BUY	IDR	Barclays Bank PLC	1,811,400,000	8/16/13	174,599	175,852	1,253
BUY	KRW	Barclays Bank PLC	114,008,000	8/01/13	100,465	101,483	1,018
SELL	KRW	Barclays Bank PLC	114,008,000	8/01/13	102,378	101,483	895
SELL	KRW	Deutsche Bank AG	114,008,000	8/01/13	101,989	101,483	506

17

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	MXN	Citibank N.A.	2,176,734	9/03/13	$167,618	$169,889	$2,271
BUY	MXN	Deutsche Bank AG	21,222,311	8/15/13	1,647,286	1,659,424	12,138
BUY	MXN	Goldman Sachs International	285,000	9/03/13	22,122	22,244	122
SELL	MYR	Barclays Bank PLC	943,000	8/23/13	293,765	290,350	3,415
BUY	NGN	JPMorgan Chase Bank N.A.	22,225,000	8/19/13	137,659	137,738	79
SELL	PEN	Deutsche Bank AG	81,516	8/19/13	29,605	29,094	511
SELL	PHP	Barclays Bank PLC	4,451,000	8/01/13	102,842	102,487	355
BUY	PLN	Citibank N.A.	466,155	8/26/13	143,377	145,631	2,254
BUY	PLN	Deutsche Bank AG	226,000	8/26/13	70,423	70,604	181
BUY	PLN	Goldman Sachs International	689,000	8/26/13	211,903	215,249	3,346
BUY	PLN	JPMorgan Chase Bank N.A.	4,182,773	8/26/13	1,266,287	1,306,733	40,446
BUY	RON	JPMorgan Chase Bank N.A.	816,000	8/26/13	239,115	245,266	6,151
SELL	RUB	Credit Suisse Group	12,018,911	8/14/13	369,500	363,879	5,621
SELL	RUB	Deutsche Bank AG	9,281,948	8/14/13	285,000	281,016	3,984
SELL	RUB	JPMorgan Chase Bank N.A.	26,922,493	8/14/13	819,745	815,094	4,651
SELL	THB	JPMorgan Chase Bank N.A.	13,300,640	9/17/13	428,500	423,823	4,677
BUY	TRY	Goldman Sachs International	869,564	10/11/13	436,758	443,215	6,457

18

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	TRY	JPMorgan Chase Bank N.A.	1,158,325	10/11/13	$581,928	$590,397	$8,469
SELL	TRY	Barclays Bank PLC	1,189,266	10/11/13-10/21/13	611,958	605,780	6,178
BUY	ZAR	Barclays Bank PLC	1,252,196	10/18/13	123,130	125,543	2,413
BUY	ZAR	Citibank N.A.	549,670	10/18/13	53,997	55,109	1,112

							$210,585

Liability Derivatives
BUY	BRL	Deutsche Bank AG	418,000	8/02/13	$184,295	$183,225	$(1,070)
BUY	BRL	Goldman Sachs International	316,000	9/03/13-9/04/13	139,290	137,551	(1,739)
BUY	BRL	JPMorgan Chase Bank N.A.	3,984,973	8/02/13	1,757,739	1,746,761	(10,978)
BUY	BRL	UBS AG	201,000	8/02/13-9/04/13	88,761	87,775	(986)
SELL	BRL	JPMorgan Chase Bank N.A.	3,984,973	8/02/13	1,739,935	1,746,761	(6,826)
SELL	BRL	UBS AG	152,000	9/04/13	65,995	66,158	(163)
SELL	CNY	JPMorgan Chase Bank N.A.	1,896,000	9/13/13	305,412	308,374	(2,962)
BUY	COP	Deutsche Bank AG	380,278,000	8/23/13	200,780	200,250	(530)
SELL	EUR	Barclays Bank PLC	152,000	10/18/13	194,897	202,268	(7,371)
SELL	EUR	Goldman Sachs International	36,000	10/18/13	46,227	47,906	(1,679)
BUY	HUF	Barclays Bank PLC	47,340,848	8/23/13	211,882	210,008	(1,874)
BUY	HUF	Goldman Sachs International	124,160,995	8/21/13-8/23/13	553,996	550,865	(3,131)
SELL	HUF	Barclays Bank PLC	3,253,000	8/21/13	14,090	14,433	(343)

19

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	HUF	Goldman Sachs International	113,370,000	8/21/13-8/23/13	$496,379	$502,939	$(6,560)
SELL	HUF	Merrill Lynch International Bank	113,266,000	8/23/13	500,486	502,457	(1,971)
BUY	IDR	Barclays Bank PLC	4,524,701,096	8/16/13	443,159	439,262	(3,897)
SELL	IDR	Barclays Bank PLC	394,821,000	8/16/13	38,202	38,330	(128)
SELL	IDR	JPMorgan Chase Bank N.A.	9,511,243,000	8/16/13	917,000	923,360	(6,360)
BUY	INR	Deutsche Bank AG	12,415,000	10/28/13	205,342	199,715	(5,627)
SELL	JPY	Merrill Lynch International Bank	20,552,000	10/18/13	207,278	209,992	(2,714)
BUY	KRW	Barclays Bank PLC	120,452,000	8/29/13	108,126	107,046	(1,080)
BUY	KRW	Deutsche Bank AG	228,016,000	8/01/13-8/29/13	204,221	202,801	(1,420)
BUY	MXN	Barclays Bank PLC	359,000	10/03/13	27,979	27,944	(35)
BUY	MXN	Citibank N.A.	4,482,000	9/03/13-10/18/13	352,935	349,388	(3,547)
BUY	MXN	UBS AG	857,000	10/18/13	67,013	66,619	(394)
SELL	MXN	JPMorgan Chase Bank N.A.	7,046,038	9/03/13	537,927	549,928	(12,001)
BUY	MYR	Barclays Bank PLC	320,000	8/23/13	100,156	98,528	(1,628)
BUY	MYR	JPMorgan Chase Bank N.A.	108,000	8/23/13	33,317	33,253	(64)
BUY	MYR	Deutsche Bank AG	8,157,235	8/23/13	2,549,534	2,511,614	(37,920)
BUY	MYR	JPMorgan Chase Bank N.A.	224,980	8/23/13	70,833	69,271	(1,562)

20

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	NGN	JPMorgan Chase Bank N.A.	9,597,000	8/19/13	$59,022	$59,477	$(455)
BUY	PHP	Barclays Bank PLC	8,902,000	8/01/13-8/30/13	205,827	204,980	(847)
BUY	PLN	Goldman Sachs International	218,000	8/26/13	68,358	68,105	(253)
SELL	PLN	Deutsche Bank AG	128,000	9/13/13	37,704	39,945	(2,241)
SELL	PLN	JPMorgan Chase Bank N.A.	1,135,000	8/26/13	353,437	354,583	(1,146)
BUY	RON	JPMorgan Chase Bank N.A.	611,000	8/26/13	184,230	183,649	(581)
SELL	RON	JPMorgan Chase Bank N.A.	641,384	8/26/13	184,651	192,781	(8,130)
BUY	RUB	Barclays Bank PLC	2,020,000	8/14/13	62,208	61,157	(1,051)
SELL	RUB	Credit Suisse Group	7,341,540	8/14/13	222,000	222,269	(269)
BUY	THB	JPMorgan Chase Bank N.A.	52,966,929	9/17/13	1,700,830	1,687,785	(13,045)
BUY	TRY	Goldman Sachs International	306,000	10/11/13	157,109	155,968	(1,141)
SELL	TRY	Citibank N.A.	359,000	10/11/13	180,420	182,982	(2,562)
BUY	ZAR	Goldman Sachs International	409,000	10/18/13	41,327	41,006	(321)
BUY	ZAR	Merrill Lynch International Bank	1,054,000	10/18/13	105,745	105,672	(73)

							$(158,675)

21

Portfolio of Investments – continued

Futures Contracts Outstanding at 7/31/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	4	$505,750	September - 2013	$12,689
U.S. Treasury Note 30 yr (Short)	USD	21	2,815,313	September - 2013	92,773

Total					$105,462

Swap Agreements at 7/31/13

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swaps
1/02/17	BRL	1,000,000	JPMorgan Chase Bank	10.73% (fixed rate)	CDI (floating rate)	$1,386
6/12/17	ZAR	3,029,000	JPMorgan Chase Bank	7.85% (fixed rate)	CDI (floating rate)	747
6/13/17	ZAR	3,040,000	JPMorgan Chase Bank	7.8% (fixed rate)	CDI (floating rate)	433
6/25/18	MXN	3,500,000	Merrill Lynch Capital Services	5.76% (fixed rate)	TIIE (floating rate)	1,207
6/18/17	ZAR	2,995,000	Merrill Lynch Capital Services	7.92% (fixed rate)	CDI (floating rate)	906

						$4,679

Liability Derivatives
Interest Rate Swaps
1/02/17	BRL	700,000	JPMorgan Chase Bank	10.445% (fixed rate)	CDI (floating rate)	$(1,170)
1/02/17	BRL	1,500,000	JPMorgan Chase Bank	10.38% (fixed rate)	CDI (floating rate)	(3,757)
7/25/18	THB	15,000,000	JPMorgan Chase Bank	3.35% (fixed rate)	CDI (floating rate)	(3,336)
7/19/18	THB	12,591,000	JPMorgan Chase Bank	3.32% (fixed rate)	CDI (floating rate)	(3,200)
6/14/17	ZAR	6,007,000	JPMorgan Chase Bank	7.55% (fixed rate)	CDI (floating rate)	(1,876)
3/27/18	MXN	7,300,000	Merrill Lynch Capital Services	4.90% (fixed rate)	TIIE (floating rate)	(16,988)
4/26/18	MXN	2,500,000	JPMorgan Chase Bank	4.53% (fixed rate)	TIIE (floating rate)	(9,351)

						$(39,678)

At July 31, 2013, the fund had cash collateral of $58,400 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $42,026,392)	$38,927,441
Underlying affiliated funds, at cost and value	3,061,264
Total investments, at value (identified cost, $45,087,656)	$41,988,705
Cash	5,344
Restricted cash	58,400
Foreign currency, at value (identified cost, $23,211)	23,270
Receivables for
Forward foreign currency exchange contracts	210,585
Fund shares sold	143,432
Interest	761,313
Swaps, at value	4,679
Receivable from investment adviser	49,908
Receivable from distributor	51
Other assets	198
Total assets	$43,245,885
Liabilities
Payables for
Distributions	$25,542
Forward foreign currency exchange contracts	158,675
Daily variation margin on open futures contracts	3,344
Investments purchased	842,549
Fund shares reacquired	66,922
Swaps, at value	39,678
Payable to affiliates
Shareholder servicing costs	10,786
Payable for independent Trustees’ compensation	7
Deferred country tax expense payable	15,500
Accrued expenses and other liabilities	91,466
Total liabilities	$1,254,469
Net assets	$41,991,416
Net assets consist of
Paid-in capital	$47,016,942
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(2,993,183)
Accumulated net realized gain (loss) on investments and foreign currency	(1,377,389)
Accumulated distributions in excess of net investment income	(654,954)
Net assets	$41,991,416
Shares of beneficial interest outstanding	4,611,960

23

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$11,246,921	1,235,753	$9.10
Class B	417,135	45,808	9.11
Class C	1,927,052	211,627	9.11
Class I	27,883,028	3,061,978	9.11
Class R1	96,716	10,616	9.11
Class R2	108,693	11,932	9.11
Class R3	119,823	13,157	9.11
Class R4	98,548	10,821	9.11
Class R5	93,500	10,268	9.11

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.55 [100 / 95.25 x $9.10]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$2,654,939
Dividends from underlying affiliated funds	8,057
Foreign taxes withheld	(34,665)
Total investment income	$2,628,331
Expenses
Management fee	$353,315
Distribution and service fees	38,615
Shareholder servicing costs	25,082
Administrative services fee	17,989
Independent Trustees’ compensation	1,304
Custodian fee	102,977
Shareholder communications	18,685
Audit and tax fees	52,085
Legal fees	943
Registration fees	104,867
Miscellaneous	20,409
Total expenses	$736,271
Fees paid indirectly	(213)
Reduction of expenses by investment adviser and/or distributor	(228,364)
Net expenses	$507,694
Net investment income	$2,120,637
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $28,377 country tax)	$(2,215,558)
Futures contracts	21,509
Swap agreements	203,373
Foreign currency	(195,485)
Net realized gain (loss) on investments and foreign currency	$(2,186,161)
Change in unrealized appreciation (depreciation)
Investments	$(3,397,891)
Futures contracts	105,462
Swap agreements	(257,726)
Translation of assets and liabilities in foreign currencies	76,435
Net unrealized gain (loss) on investments and foreign currency translation	$(3,473,720)
Net realized and unrealized gain (loss) on investments and foreign currency	$(5,659,881)
Change in net assets from operations	$(3,539,244)

See Notes to Financial Statements

25

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Year ended 7/31/13	Period ended 7/31/12 (c)
From operations
Net investment income	$2,120,637	$464,065
Net realized gain (loss) on investments and foreign currency	(2,186,161)	(668,133)
Net unrealized gain (loss) on investments and foreign currency translation	(3,473,720)	480,537
Change in net assets from operations	$(3,539,244)	$276,469
Distributions declared to shareholders
From net investment income	$(1,225,577)	$(398,743)
From net realized gain on investments	(138,432)	—
From tax return of capital	(919,306)	(133,844)
Total distributions declared to shareholders	$(2,283,315)	$(532,587)
Change in net assets from fund share transactions	$20,585,401	$27,484,692
Total change in net assets	$14,762,842	$27,228,574
Net assets
At beginning of period	27,228,574	—
At end of period (including accumulated distributions in excess of net investment income of $654,954 and $93,806, respectively)	$41,991,416	$27,228,574

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2011, through the stated period end.

See Notes to Financial Statements

26

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended	Period ended
	7/31/13	7/31/12 (c)
Net asset value, beginning of period	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.73)	(0.13)
Total from investment operations	$(0.29)	$0.12
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.22)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.17)	(0.07)
Total distributions declared to shareholders	$(0.44)	$(0.29)
Net asset value, end of period (x)	$9.10	$9.83
Total return (%) (r)(s)(t)(x)	(3.21)	1.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	2.24	(a)
Expenses after expense reductions (f)	1.23	1.25	(a)
Net investment income	4.41	2.92	(a)
Portfolio turnover	188	75	(n)
Net assets at end of period (000 omitted)	$11,247	$1,775

See Notes to Financial Statements

27

Financial Highlights – continued

Class B	Year ended	Period ended
	7/31/13	7/31/12 (c)
Net asset value, beginning of period	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.73)	(0.14)
Total from investment operations	$(0.36)	$0.05
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.16)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.14)	(0.06)
Total distributions declared to shareholders	$(0.36)	$(0.22)
Net asset value, end of period (x)	$9.11	$9.83
Total return (%) (r)(s)(t)(x)	(3.84)	0.57	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.49	3.11	(a)
Expenses after expense reductions (f)	2.00	2.00	(a)
Net investment income	3.66	2.18	(a)
Portfolio turnover	188	75	(n)
Net assets at end of period (000 omitted)	$417	$172

Class C	Year ended	Period ended
	7/31/13	7/31/12 (c)
Net asset value, beginning of period	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.74)	(0.13)
Total from investment operations	$(0.36)	$0.05
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.16)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.14)	(0.06)
Total distributions declared to shareholders	$(0.36)	$(0.22)
Net asset value, end of period (x)	$9.11	$9.83
Total return (%) (r)(s)(t)(x)	(3.84)	0.57	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.55	3.08	(a)
Expenses after expense reductions (f)	2.00	2.00	(a)
Net investment income	3.88	2.14	(a)
Portfolio turnover	188	75	(n)
Net assets at end of period (000 omitted)	$1,927	$248

See Notes to Financial Statements

28

Financial Highlights – continued

Class I	Year ended	Period ended
	7/31/13	7/31/12 (c)
Net asset value, beginning of period	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.71)	(0.13)
Total from investment operations	$(0.25)	$0.14
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.23)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.19)	(0.08)
Total distributions declared to shareholders	$(0.47)	$(0.31)
Net asset value, end of period (x)	$9.11	$9.83
Total return (%) (r)(s)(x)	(2.86)	1.49	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	2.05	(a)
Expenses after expense reductions (f)	1.00	1.00	(a)
Net investment income	4.56	3.14	(a)
Portfolio turnover	188	75	(n)
Net assets at end of period (000 omitted)	$27,883	$24,630

Class R1	Year ended	Period ended
	7/31/13	7/31/12 (c)
Net asset value, beginning of period	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.70)	(0.14)
Total from investment operations	$(0.36)	$0.05
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.16)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.14)	(0.06)
Total distributions declared to shareholders	$(0.36)	$(0.22)
Net asset value, end of period (x)	$9.11	$9.83
Total return (%) (r)(s)(x)	(3.84)	0.57	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.49	3.16	(a)
Expenses after expense reductions (f)	2.00	2.00	(a)
Net investment income	3.41	2.20	(a)
Portfolio turnover	188	75	(n)
Net assets at end of period (000 omitted)	$97	$101

See Notes to Financial Statements

29

Financial Highlights – continued

Class R2	Year ended	Period ended
	7/31/13	7/31/12 (c)
Net asset value, beginning of period	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.70)	(0.13)
Total from investment operations	$(0.31)	$0.10
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.20)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.16)	(0.07)
Total distributions declared to shareholders	$(0.41)	$(0.27)
Net asset value, end of period (x)	$9.11	$9.83
Total return (%) (r)(s)(x)	(3.35)	1.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.00	2.65	(a)
Expenses after expense reductions (f)	1.50	1.50	(a)
Net investment income	3.93	2.70	(a)
Portfolio turnover	188	75	(n)
Net assets at end of period (000 omitted)	$109	$101

Class R3	Year ended	Period ended
	7/31/13	7/31/12 (c)
Net asset value, beginning of period	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.70)	(0.13)
Total from investment operations	$(0.28)	$0.12
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.22)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.17)	(0.07)
Total distributions declared to shareholders	$(0.44)	$(0.29)
Net asset value, end of period (x)	$9.11	$9.83
Total return (%) (r)(s)(x)	(3.11)	1.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	2.40	(a)
Expenses after expense reductions (f)	1.25	1.25	(a)
Net investment income	4.21	2.95	(a)
Portfolio turnover	188	75	(n)
Net assets at end of period (000 omitted)	$120	$101

See Notes to Financial Statements

30

Financial Highlights – continued

Class R4	Year ended	Period ended
	7/31/13	7/31/12 (c)
Net asset value, beginning of period	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.69)	(0.13)
Total from investment operations	$(0.25)	$0.14
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.23)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.19)	(0.08)
Total distributions declared to shareholders	$(0.47)	$(0.31)
Net asset value, end of period (x)	$9.11	$9.83
Total return (%) (r)(s)(x)	(2.86)	1.49	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	2.15	(a)
Expenses after expense reductions (f)	1.00	1.00	(a)
Net investment income	4.41	3.20	(a)
Portfolio turnover	188	75	(n)
Net assets at end of period (000 omitted)	$99	$101

Class R5	Period ended 7/31/13 (i)
Net asset value, beginning of period	$10.10
Income (loss) from investment operations
Net investment income (d)	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(0.96	)(g)
Total from investment operations	$(0.63)
Less distributions declared to shareholders
From net investment income	$(0.19)
From net realized gain on investments	(0.03)
From tax return of capital	(0.14)
Total distributions declared to shareholders	$(0.36)
Net asset value, end of period (x)	$9.11
Total return (%) (r)(s)(x)	(6.46	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	(a)
Expenses after expense reductions (f)	0.96	(a)
Net investment income	4.96	(a)
Portfolio turnover	188	(n)
Net assets at end of period (000 omitted)	$94

See Notes to Financial Statements

31

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, December 3, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

32

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Debt Local Currency Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting

33

Notes to Financial Statements – continued

for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if

34

Notes to Financial Statements – continued

the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of July 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$31,769,718	$—	$31,769,718
Foreign Bonds	—	7,157,723	—	7,157,723
Mutual Funds	3,061,264	—	—	3,061,264
Total Investments	$3,061,264	$38,927,441	$—	$41,988,705

Other Financial Instruments
Futures Contracts	$105,462	$—	$—	$105,462
Swap Agreements	—	(34,999)	—	(34,999)
Forward Foreign Currency Exchange Contracts	—	51,910	—	51,910

For further information regarding security characteristics, see the Portfolio of Investments.

35

Notes to Financial Statements – continued

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by foreign corporations and/or foreign governments. The principal value of these debt securities is adjusted through income according to changes in an inflation index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$105,462	$—
Interest Rate	Interest Rate Swaps	4,679	(39,678)
Foreign Exchange	Forward Foreign Currency Exchange	210,585	(158,675)
Total		$320,726	$(198,353)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

36

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$21,509	$203,373	$—	$—
Foreign Exchange	—	—	77,312	(36,756)
Total	$21,509	$203,373	$77,312	$(36,756)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended July 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$105,462	$(257,726)	$—
Foreign Exchange	—	—	91,115
Total	$105,462	$(257,726)	$91,115

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will

37

Notes to Financial Statements – continued

be reported separately in the Statement of Assets and Liabilities as “Restricted cash”. Securities pledged as collateral or margin for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty

38

Notes to Financial Statements – continued

credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Effective June 10, 2013, certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or

39

Notes to Financial Statements – continued

received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Hybrid Instruments – The fund invests in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swap agreements, options, futures contracts and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the

40

Notes to Financial Statements – continued

performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

41

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/13	7/31/12
Ordinary income (including any short-term capital gains)	$1,225,577	$398,743
Long-term capital gain	138,432	—
Tax return of capital (b)	919,306	133,844
Total distributions	$2,283,315	$532,587

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/13
Cost of investments	$45,841,025
Gross appreciation	153,516
Gross depreciation	(4,005,836)
Net unrealized appreciation (depreciation)	$(3,852,320)
Post-October capital loss deferral	(822,470)
Other temporary differences	(350,736)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments		From tax return of capital
	Year ended 7/31/13 (i)	Year ended 7/31/12 (c)	Year ended 7/31/13 (i)	Year ended 7/31/12 (c)	Year ended 7/31/13 (i)	Year ended 7/31/12 (c)
Class A	$224,682	$25,277	$25,378	$—	$168,534	$8,484
Class B	7,803	2,309	881	—	5,853	775
Class C	26,429	2,789	2,985	—	19,825	936
Class I	954,748	360,115	107,842	—	716,156	120,879
Class R1	2,036	1,681	230	—	1,528	564
Class R2	2,389	2,020	270	—	1,792	678
Class R3	2,922	2,191	330	—	2,191	735
Class R4	2,633	2,361	297	—	1,975	793
Class R5	1,935	—	219	—	1,452	—
Total	$1,225,577	$398,743	$138,432	$—	$919,306	$133,844

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2011, through the stated period end.

42

Notes to Financial Statements – continued

(i)	For Class R5, the period is from inception, December 3, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates.

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2014. For the year ended July 31, 2013, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through July 31, 2013, this management fee reduction amounted to $100, which is shown as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended July 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.99%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2014. For the year ended July 31, 2013, this reduction amounted to $226,428 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $11,792 for the year ended July 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

43

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.23%	$21,869
Class B	0.75%	0.25%	1.00%	1.00%	3,684
Class C	0.75%	0.25%	1.00%	1.00%	11,188
Class R1	0.75%	0.25%	1.00%	1.00%	1,039
Class R2	0.25%	0.25%	0.50%	0.50%	530
Class R3	—	0.25%	0.25%	0.25%	305
Total Distribution and Service Fees					$38,615

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the year ended July 31, 2013, this rebate amounted to $1,699 for Class A, and is reflected as a reduction of total expenses in the Statement of Operations

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2013, were as follows:

Amount
Class A	$—
Class B	25
Class C	289

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2013, the fee was $4,041, which equated to 0.0086% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended July 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $21,041.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

44

Notes to Financial Statements – continued

services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2013 was equivalent to an annual effective rate of 0.0382% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended July 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $299 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $137, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 14, 2011, MFS purchased 10,000 shares each of Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 and 930,000 shares of Class I for an aggregate amount of $10,000,000. On March 22, 2012, MFS purchased 1,516,684 shares of Class I for an amount of $15,000,000. On November 30, 2012, MFS purchased 9,901 shares of Class R5 for an aggregate amount of $100,000.

At July 31, 2013, MFS held 85%, 100%, 90%, 82%, 100%, and 100% of the outstanding shares of Class I, Class R1, Class R2, Class R3, Class R4, and Class R5, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $99,293,709 and $74,480,371, respectively.

45

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/13 (i)		Year ended 7/31/12 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,172,371	$11,800,338	200,922	$1,973,057
Class B	33,054	335,094	19,113	189,577
Class C	231,507	2,363,333	26,575	262,007
Class I	2,703,142	27,363,569	2,455,704	24,390,334
Class R1	—	—	10,000	100,000
Class R2	1,203	11,659	10,000	100,000
Class R3	2,304	23,107	10,000	100,000
Class R4	—	—	10,000	100,000
Class R5	9,901	100,000	—	—
	4,153,482	$41,997,100	2,742,314	$27,214,975

Shares issued to shareholders in reinvestment of distributions
Class A	38,820	$379,899	3,356	$32,658
Class B	972	9,539	316	3,075
Class C	3,772	36,631	381	3,706
Class I	121,426	1,197,844	49,509	480,982
Class R1	385	3,794	231	2,245
Class R2	452	4,451	277	2,698
Class R3	552	5,443	301	2,926
Class R4	497	4,905	324	3,154
Class R5	367	3,606	—	—
	167,243	$1,646,112	54,695	$531,444

Shares reacquired
Class A	(155,987)	$(1,460,367)	(23,729)	$(225,717)
Class B	(5,663)	(56,298)	(1,984)	(19,394)
Class C	(48,880)	(468,256)	(1,728)	(16,616)
Class I	(2,267,803)	(21,072,890)	—	—
	(2,478,333)	$(23,057,811)	(27,441)	$(261,727)

46

Notes to Financial Statements – continued

	Year ended 7/31/13 (i)		Year ended 7/31/12 (c)
	Shares	Amount	Shares	Amount
Net change
Class A	1,055,204	$10,719,870	180,549	$1,779,998
Class B	28,363	288,335	17,445	173,258
Class C	186,399	1,931,708	25,228	249,097
Class I	556,765	7,488,523	2,505,213	24,871,316
Class R1	385	3,794	10,231	102,245
Class R2	1,655	16,110	10,277	102,698
Class R3	2,856	28,550	10,301	102,926
Class R4	497	4,905	10,324	103,154
Class R5	10,268	103,606	—	—
	1,842,392	$20,585,401	2,769,568	$27,484,692

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2011, through the stated period end.
(i)	For Class R5, the period is from inception, December 3, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2013, the fund’s commitment fee and interest expense were $236 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	7,768,366	47,835,029	(52,542,131)	3,061,264

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$8,057	$3,061,264

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Series Trust X and the Shareholders of MFS Emerging Markets Debt Local Currency Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Local Currency Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of July 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Debt Local Currency Fund at July 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 16, 2013

48

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the

52

Trustees and Officers – continued

purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Ward Brown
Matthew Ryan

53

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

54

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2012. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2011 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

55

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to further reduce the Fund’s advisory fee on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial, Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

56

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

57

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $236,000 as capital gain dividends paid during the fiscal year

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FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”) with a fiscal year end of July 31, 2013. The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended July 31, 2013 and 2012, audit fees billed to the Funds by E&Y were as follows:

	Audit Fees
	2013	2012
Fees billed by E&Y:
MFS Emerging Markets Debt Fund	56,107	52,571
MFS Emerging Markets Debt Local Currency Fund	41,168	25,550

Total	97,275	78,121

For the fiscal years ended July 31, 2013 and 2012, fees billed by E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund	0	0	10,345	10,356	0	0
To MFS Emerging Markets Debt Local Currency Fund	0	0	9,403	9,272	0	0
Total fees billed by E&Y To above Funds:	0	0	19,748	19,628	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Emerging Markets Debt Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Emerging Markets Debt Local Currency Fund*	0	0	0	0	0	0

	2013	2012
Aggregate fees for non-audit services:
To MFS Emerging Markets Debt Fund, MFS and MFS Related Entities#	58,345	160,356
To MFS Emerging Markets Debt Local Currency Fund, MFS and MFS Related Entities#	57,403	159,272

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: September 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: September 16, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 16, 2013

*	Print name and title of each signing officer under his or her signature.